EXHIBIT 10 (d)

PEOPLES BANCORP INC. RETIREMENT PLAN
As Amended and Restated

Effective January 1, 1989


PEOPLES BANCORP INC. RETIREMENT PLAN

Peoples Bancorp, Inc., a corporation organized under the laws of the State of Ohio, herein referred to as Employer, does hereby amend and restate and, as amended and restated, continue a Pension Plan for the benefit of its Eligible Employees on the terms and conditions described hereinafter.



ARTICLE 1

PREFACE



Section 1.1.

Effective Date.

Except as otherwise provided herein, the effective date of the Plan as amended and restated herein is January 1, 1989.



Section 1.2.

Purpose of the Plan.

The purpose of the Plan is to provide a systematic program for the retirement of the Eligible Employees of the Employer by continuing the program under which the Employer makes regular contributions to a Trust Fund, which contributions are accepted, invested and disbursed by a Trustee or Trustees to provide definitely determinable benefits for such Employees or their Beneficiaries.



Section 1.3.

Legal Effect.

The terms and conditions of the Plan as restated herein shall amend and supersede prospectively and in their entirety the terms and conditions of the Prior Plan originally effective January 1, 1982, and as amended and restated effective January 1, 1984, and all subsequent amendments thereto except as otherwise expressly stated herein; notwithstanding, however, the provisions of such Prior Plan shall continue to govern the rights of all Employees who retired or otherwise ceased to work for the Employer prior to the date of execution hereof, except as is otherwise expressly stated herein.



Section 1.4.

Form of Plan.

The Plan shall be a single plan of a controlled group, as defined in Code Sections 414(b), 414(c) and 414(m). Only service and Compensation with the Employer by an Eligible Employee shall be used to determine the amount of any benefit under the Plan.



Section 1.5.

Governing Law.

This Plan shall be regulated, construed and administered under the laws of the State of Ohio, except when preempted by federal law.



Section 1.6.

Headings.

The headings and subheadings in this Plan have been inserted for convenience and reference only and are to be ignored in any construction of the provisions hereof.



Section 1.7.

Gender and Number.

The masculine gender shall be deemed to include the feminine, the feminine gender shall be deemed to include the masculine, and the singular shall include the plural unless otherwise clearly required by the context.






ARTICLE 2

DEFINITIONS

The words and phrases defined and used hereinafter shall have the following meaning, unless a different meaning is clearly required by the context of the Plan.



Section 2.1.

Accrual Date shall mean the first day of the month coincident with or next following the date a Participant is no longer employed by the Employer.



Section 2.2.

Accrued Benefit of a Participant as of the Accrual Date, before his Normal Retirement Age shall equal the product of (a) and (b) where:

              (a) is a fraction, not exceeding 1, the numerator of which is the total number of his Years of Service as of such Accrual Date and the denominator of which is the total number of Years of Service he would have if he separated from service at his Normal Retirement Age; and

              (b) is the projected annual normal retirement benefit, defined in Section 5.1, calculated to reflect the number of Years of Service he would have if he separated from service at his Normal Retirement Age and his Average Compensation as if he had attained his Normal Retirement Age on the Accrual Date.

The minimum Accrued Benefit shall not be less than the Accrued Benefit as of the date this Plan is executed under the provisions of the Peoples Bancorp Inc. Retirement Plan and Trust or the Peoples Banking and Trust Company Employees' Pension Plan, as appropriate, except as otherwise provided by actions taken in accordance with Internal Revenue Service Notice 88-131,
Notice 89-92,   IRS Revenue Procedure 89-65, IRS Notice 91-38,
IRS Announcement 92-29, IRS Notice 92-36, or any other such IRS guidance regarding the timing of the implementation of changes made by the Tax Reform Act of 1986 affecting the Plan.



The Accrued Benefit of a Participant who has attained his Normal
Retirement Age shall be based on the benefits provided under
Section 5.4.





Section 2.3.

Act shall mean the Employee Retirement Income Security Act of
1974 as amended or as it may be amended from time to time.



Section 2.4.

Actuarial Equivalent shall mean equality in value of the aggregate amounts expected to be received under different forms of payment. Such equality in value shall be based on assumptions as to the occurrence of future events. The future events to be taken into account are mortality for Participants, mortality for Beneficiaries, and an interest discount for the time value of money. For this Plan, the actuarial assumptions are as follows:

              (a) Mortality assumption for payments to
Participants: UP Mortality Table projected to 1984, adjusted for twenty percent (20%) female content.

              (b)  Mortality assumption for payments to
Beneficiaries and survivors: UP Mortality Table projected to 1984, adjusted for eighty percent (80%) female content.

              (c) Interest assumption: Interest rate used as of the first day of the current Plan Year by the Pension Benefit Guaranty Corporation for purposes of valuing immediate or deferred (as appropriate) annuities for terminating plans under Act Section 4062. The interest rate in effect during the Plan Year in which benefits are to commence shall be applied exclusively in all determinations of actuarial equivalence.



The Actuarial Equivalent of the Accrued Benefit as of the date this amendment and restatement is executed shall be the greater of:

              (a)   the Actuarial Equivalent of the Accrued
Benefit as of such date under the terms of the Plan as in effect on the day preceding the date this amendment and restatement is executed, or

              (b) the Actuarial Equivalent as determined under the definition of Actuarial Equivalent as amended herein.





Section 2.5.

Actuary shall mean an enrolled actuary or firm of actuaries which has on its staff an enrolled actuary selected by the Committee to provide actuarial services for the Plan.





Section 2.6.

Age shall mean attained age at latest anniversary of birth.



Section 2.7.

Annuity Starting Date shall mean:

              (a) the first day of the first period for which an amount is payable as an annuity, or

              (b) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.




Section 2.8.

Average Compensation shall mean the average of the Participant's annual Compensation paid during five consecutive Years of Service out of the last ten Years of Service preceding the Plan Year which contains the Participant's accrual date, such five consecutive years chosen so as to produce the highest average. If a Participant has less than five consecutive years of actual Compensation, the average will be taken over his total Years of Service during such period.





Section 2.9.

Beneficiary shall mean the person or persons or legal entity designated as such by a Participant or Inactive Participant to receive the benefits, if any, payable in the event of the Participant's or Inactive Participant's death. A Beneficiary may only be designated as appropriate, pursuant to Article 5 or
Article 7. When Article 5 or Article 7 allows the designation of a Beneficiary, each Participant or Inactive Participant may name a Beneficiary on a form provided by the Plan Administrator and delivered to the Plan Administrator. Such designation may include more than one person with one or more secondary or contingent Beneficiaries and shall be subject to change upon written request of such Participant or Inactive Participant in the same manner as the original designation.





Section 2.10.

Board shall mean the Board of Directors of the Employer.





Section 2.11.

Break in Service shall mean the failure of an Employee to complete more than 500 Hours of Service during a Plan Year. Such Break in Service shall be effective as of the first day of the Plan Year in which such event occurs. A Break in Service shall not result solely from Disability or illness, an authorized leave of absence, or military service.





Section 2.12.

Code shall mean the Internal Revenue Code of 1986, as amended or as it may be amended from time to time.





Section 2.13.

Committee shall mean the Committee, as described in Article 9 hereof.





Section 2.14.

Compensation, except for purposes of Articles 8 and 14 herein, shall mean remuneration paid by the Employer to an Employee for services rendered as reported or reportable on Form W-2 for federal income tax withholding purposes (or similar form required for such purposes) including incentive pay, overtime and bonuses, but excluding directors fees. Compensation shall also include any employee deferrals under a Code Section 401(k) plan maintained by the Employer and salary reduced under a Code
Section 125 arrangement maintained by the Employer.



Compensation in excess of $200,000 shall not be considered for any Plan Year. The $200,000 limitation shall be adjusted for cost-of-living increases as allowed by the Secretary of the Treasury pursuant to Code Section 401(a)(17). In determining the Compensation of a Participant for purposes of this limitation, the family aggregation rules of Code Section 414(q)(6) shall apply, except that in applying such rules, the term "family" shall include only the Spouse of the Participant and any descendants of the Participant who have not attained Age 19 before the close of the Plan Year. The $200,000 limitation shall be applied to a family aggregation unit on a pro rata basis according to each such Participant's Compensation without regard to such limitation.





Section 2.15.

Covered Compensation shall mean, with respect to a Participant, the average of the taxable wage bases (rounded to the nearest multiple of $600) in effect under Section 230 of the Social Security Act for each year during the 35 year period ending with the year in which the Participant attains his Social Security Retirement Age. In determining a Participant's Covered Compensation for a Plan Year, the taxable wage base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as the taxable wage base in effect as of the first day of the Plan Year for which the determination is being made.





Section 2.16.

Date of Employment shall mean the first date on which an Employee completes an Hour of Service.





Section 2.17.

Date of Reemployment shall mean the first date on which an Employee completes an Hour of Service following a Break in Service. If an Employee incurs a Break in Service without terminating employment, such date will be deemed to occur on the first day of the first Plan Year following the year in which such Break in Service occurs.





Section 2.18.

Disability shall mean the permanent and total inability of a Participant, by reason of physical or mental infirmity or both, to perform the work customarily assigned to him by the Employer. The determination of the existence or nonexistence of Disability shall be made by the Committee pursuant to a medical examination by a medical doctor selected or approved by the Committee.





Section 2.19.

Early Retirement Age shall mean the first day of the month coincident with or next following Age 50 and the completion of 10 Years of Service.





Section 2.20.

Early Retirement Date shall mean the date on or after his Early
Retirement Age on which the Participant elects, pursuant to
Section 5.2, to retire from employment and begin receipt of early retirement benefits.





Section 2.21.

Eligible Employee shall mean any Employee who is not included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and the Employer. In no event shall a "leased employee," as defined in Code Section 414(n)(2), be an Eligible Employee.





Section 2.22.

Employee shall mean any person who is employed by the Employer.





Section 2.23.

Employer shall mean Peoples Bancorp, Inc. or any Related
Employer who, with the written consent of the Board of Directors of Peoples Bancorp, Inc., agrees in writing to be a party hereto.





Section 2.24.

Entry Date shall mean the first day of each Plan Year.





Section 2.25.

Fund, Trust or Trust Fund shall mean the sum of the contributions made by the Employer and held by the Trustee in a trust created herein, increased by the profits and income thereto and decreased by any losses and reasonable expenses incurred in the administration of the trust and any payments made therefrom under the Plan.





Section 2.26.

Hour of Service shall mean:

              (a) Each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed, and

              (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence.

                    Notwithstanding the preceding sentence:

                    (1) No more than 501 hours will be credited under this paragraph to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period);



                    (2) An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed will not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability insurance laws; and



                    (3) Hours will not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.


              (c) Each hour for which back pay, irrespective of mitigation or damages, is either awarded or agreed to by the Employer. The same hours shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

              (d) Each hour for which an Employee is required to be credited for military service under applicable law and regulations and which is not otherwise credited under this Section.

              (e) Hours under this Section shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which is incorporated herein by reference.

              (f) Solely for purposes of determining whether a Break in Service for vesting and participation has occurred, an Employee or former Employee who is absent from work for maternity or paternity leave shall receive credit either for the Hours of Service, as described in subsections (a) - (e) above, which would otherwise have been credited to such Employee or former Employee but for such absence, or in any case in which such Hours of Service cannot be determined, eight Hours of Service per day of absence. The total number of Hours of Service credited under this subsection (f) shall not exceed 501.
Hours of Service pursuant to this paragraph shall be credited in the computation period during which the absence begins if doing so would prevent a Participant from incurring a one-year Break in Service in that computation period. In any other case, these hours shall be credited in the following computation period. For purposes of this paragraph, an absence from work for maternity or paternity leave means an absence (1) by reason of pregnancy of the Employee or former Employee,
(2) by reason of the birth of a child of the Employee  or former Employee,
(3) by reason of placement of a child with the Employee or former
Employee in connection with the adoption of such child by such Employee or former Employee, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. Notwithstanding the above, no credit shall be given for Hours of Service pursuant to this subsection (f) unless the Employee or former Employee furnishes sufficient information to the Plan Administrator or the Committee to establish that the absence is due to maternity or paternity leave and the number of days of such absence.


Section 2.27.

Inactive Participant shall mean a person who terminates employment or otherwise ceases to be a Participant but who is entitled to receive an immediate or a deferred vested benefit from the Plan.


Section 2.28.

Limitation Year shall mean the calendar year.



Section 2.29.

Normal Form of Benefit shall mean an annuity paid in equal monthly installments on the first day of each calendar month in which the Participant shall have lived the entire preceding calendar month.


Section 2.30.

Normal Retirement Age shall mean for Participants who entered the Plan before the first day of the first Plan Year beginning after December 31, 1987, the sixty-fifth birthday of the Participant.
For Participants who entered the Plan on or after the first day of the first Plan Year beginning after December 31, 1987, it shall mean the later of the sixty-fifth birthday of the Participant or the first day of the Plan Year which includes the fifth anniversary of the date the Participant commences participation in the Plan.



Section 2.31.

Normal Retirement Date shall mean the first day of the month coincident with or next following the Normal Retirement Age.



Section 2.32.

Participant shall mean every Eligible Employee who has met the requirements of Article 3 and who is not an Inactive Participant.



Section 2.33.

Plan shall mean the Peoples Bancorp Inc. Retirement Plan, as amended and restated herein and as it may be subsequently amended.



Section 2.34.

Plan Administrator shall mean the Chairman of the Committee.


Section 2.35.

Plan Year shall mean the 12-month period ending on December 31.



Section 2.36.

Prior Plan shall mean the Peoples Bancorp Inc. Retirement Plan and Trust and the Peoples Banking and Trust Company Employees'
Pension Plan.



Section 2.37.

Related Employer shall mean a corporation which is a member of a controlled group of corporations, within the meaning of Sections 1563(a)(1), (a)(2) and (a)(3) of the Code, of which the Employer is also a member. Related Employer shall also mean any other trade or business, whether or not incorporated, which is under common control with the Employer, within the meaning of Section 414(c) of the Code, and/or all members of an affiliated service group within the meaning of Section 414(m) of the Code. For purposes of Article
14, however, the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in Section 1563(a)(1) of the Code.



Section 2.38.

Social Security Retirement Age shall mean generally the Age at which unreduced old-age insurance benefits will commence under the Social Security Act as shown below.

         DATE OF BIRTH                    SOCIAL SECURITY RETIREMENT AGE
         Before January 1, 1938           65

         After December 31, 1937 but
         Before January 1, 1955           66

         After December 31, 1954          67



Section 2.39.  Spouse shall mean the Participant's
or Inactive Participant's spouse as determined under the laws of the state or commonwealth in which the Participant or Inactive
Participant resides.

              Section 2.40.  Trustee shall mean the bank, trust
company, other financial institution or individual or individuals holding and managing the Fund according to the terms of Peoples Bancorp Inc. Retirement Plan Trust Agreement.

              Section 2.41.  Year of Service shall mean a Plan
Year during which an Employee has completed at least 1,000 Hours of Service, subject to the following qualifications and exceptions:

              (a)     Service performed prior to a Break in
Service shall be disregarded if such Break in Service commenced prior to July 1, 1976.

              (b)     In the case of a nonvested Participant,
Years of Service before any period of consecutive one-year Breaks in Service shall be disregarded if the number of consecutive one-year Breaks in Service equals or exceeds the greater of five or the aggregate number of Years of Service before such period.
Any Years of Service disregarded pursuant to the previous sentence shall also be disregarded when applying the provisions of that sentence to a subsequent period of Breaks in Service.

                      If an individual would have lost credit
for Years of Service under the rule of parity as stated in the Prior Plan as of the end of the Plan Year beginning in 1984, the rules of this paragraph shall not apply to that individual with respect to Years of Service before the Plan Year beginning in 1985. Credit for those prior years in such a case is forever lost. If an individual would not have lost credit for Years of Service under the rule of parity as stated in the Prior Plan as of the end of the Plan Year beginning in 1984, the rules of this paragraph shall apply to that individual with respect to all Years of Service.

              (c) Service after Normal Retirement Date shall be credited, including such service before
January 1, 1988, for any Employee who has at least one Hour of
Service in any Plan                      Year beginning after
December 31, 1987, subject to the other provisions of this
              Section.

              (d)     For purposes of vesting, Years of Service,
as determined above, with a Related
Employer for the period of time during which employers are
related shall be counted                      as service with
the Employer.

              (e)     Where the Employer maintains the plan of a
predecessor employer, as defined in                      Section
1.411(a)-5(b) of the Income Tax Regulations, Years of Service,
as determined                      above, with such predecessor
employer shall be treated as Years of Service with the Employer for purposes of vesting.

              (f)     For purposes of vesting, an Employee who
was covered by the Peoples Banking &                      Trust
Company Employees' Pension Plan as of January 1, 1989 and who is
credited                      with at least 1,000 Hours of
Service in both the period beginning January 1, 1989 and
            ending on December 31, 1989, and the period
beginning on July 1, 1988 and ending                      on
June 30, 1989 shall be credited with two Years of Service.

              (g)     For purposes of determining a
Participant's Accrued Benefit, with respect to those
        Participants covered by the Peoples Banking & Trust
Company Employees' Pension Plan as of January 1, 1989, the accrual computation period beginning July 1 shall be changed to the 12-consecutive-month period beginning on January 1. The period from July 1, 1988 to January 1, 1989, shall be treated as a partial accrual computation period. In order to receive pro rata credit for purposes of benefit accrual for service in the partial accrual computation period, such a Participant must be credited with 1,000 Hours of Service.

              (h) Any Employee who has at least one Hour of Service in any Plan Year beginning after December 31, 1987 and who was previously excluded from participation because he was hired after Age 60 shall receive retroactive service from their Date of Employment, subject to the other provisions of this Section.


ARTICLE 3
ELIGIBILITY AND PARTICIPATION

              Section 3.1. Eligibility. An Eligible Employee who has attained Age 20 1/2 and who has been an Employee for six months shall become a Participant at the time specified in
Section 3.2. The Age 60 exclusion contained in the Prior Plan is eliminated effective January 1, 1988.

              Section 3.2.  Participation.  Any Eligible
Employee who has satisfied the requirements of Section 3.1 shall become a Participant on the first Entry Date coincident with or next following the date on which such requirements are met unless such Employee separated from service and did not return to employment before his Entry Date.

              Once an Eligible Employee becomes a Participant he shall remain a Participant until he terminates employment with an Employer regardless of the number of Hours of Service he completes in a Plan Year.

              An Eligible Employee who terminates employment before his Entry Date, after meeting the requirements of Section
3.1, and is rehired before his Entry Date shall become a Participant on his Entry Date.

              An Eligible Employee who terminates employment or who incurs a Break in Service without terminating employment, after meeting the requirements of Section 3.1, and is rehired or avoids a Break in Service in a Plan Year shall become a Participant on his Date of Reemployment.

              Section 3.3.  Transfer to or from Eligible Class
of Employees. In the event a Participant is no longer an Eligible Employee and becomes ineligible to participate but has not terminated employment or incurred a Break in Service, such Employee will participate immediately upon again becoming an Eligible Employee. If such a Participant terminates employment or incurs a Break in Service, eligibility to participate will be determined under the Break in Service rules of Section 3.2 above.

              In the event an Employee who is not an Eligible Employee becomes an Eligible Employee, such Eligible Employee will participate immediately if such Eligible Employee has satisfied the minimum age and service requirements and would otherwise have previously become a Participant. Notwithstanding, such Eligible Employee shall be subject to the Break in Service rules of Section 3.2 above.

              Section 3.4. Service with a Related Employer. Service with a Related Employer not adopting this Plan shall be considered service with the Employer when determining if an Employee has completed the service requirement for eligibility.

              A Participant who transfers employment to a company which is a Related Employer not adopting this Plan shall remain covered by the Plan, but such Inactive Participant shall receive credit, for purposes of determining his Accrued Benefit, for service only to the extent of his service while an Eligible Employee of the Employer. For vesting purposes, such Inactive Participant shall continue to accrue Years of Service hereunder. If such Inactive Participant is transferred again to the Employer as an Eligible Employee, he shall participate in the Plan on his date of transfer. If such individual remains in the employ of a Related Employer not adopting this Plan until his termination of employment, his benefits shall be calculated based on the provisions of Articles 5, 6 and 7.

              Section 3.5. Service as a Leased Employee. Each "leased employee" who performs services for the Employer or Related Employer on a substantially full-time basis for a period of at least one year shall be considered an Employee or an employee of a Related Employer as appropriate for purposes of determining if this Plan satisfies the minimum coverage requirements of Code Section 410(b). An individual will be considered to have performed services on a substantially full-time basis if that individual is credited with the lesser of 1,500 Hours of Service or 75% of the Hours of Service that are customarily performed in the particular position by an Employee or an employee of a Related Employer.

              If a "leased employee" becomes an Eligible
Employee by being hired in a capacity other than as a "leased employee," service in any Plan Year beginning in or after 1984, while a "leased employee" shall be considered when determining such Employee's Years of Service for vesting purposes.


ARTICLE 4
CONTRIBUTIONS

              Section 4.1. Contributions by the Employer. The Employer contemplates that the contributions to the Trust under this Plan shall be made by the Employer, based upon the recommendation of the Actuary, as recommended by the Committee. All Employer contributions under this Plan are expressly conditioned on their current deductibility under the Code.

              Section 4.2.  Gains from Terminations.  Any gains
arising from the death of Participants or from forfeitures shall not be utilized to increase the benefits to the remaining
Participants.

              Section 4.3. Funding Requirements. The Employer shall fund the Plan in a manner consistent with the provisions of the Code, the Act, and such other laws and regulations as shall be applicable, to the end that the Plan shall be funded on a lawful and sound actuarial basis; but to the extent permitted by governing law, the Employer shall be free to determine the manner and means of making provision for funding the Plan.

              Section 4.4.  Contributions by Participants.
Contributions by Participants are neither required nor permitted.


ARTICLE 5
RETIREMENT

              Section 5.1. Normal Retirement. As of his Normal Retirement Date, a Participant shall be eligible to retire and to receive his normal retirement benefit. The annual normal retirement benefit, subject to the provisions of Articles 8 and 14, shall be calculated as the Normal Form of Benefit as follows:

              (a)     Forty percent (40%) of the
Participant's Average Compensation, plus

              (b)     Seventeen percent (17%) of the excess of
the Participant's Average Compensation                      over
his Covered Compensation;

              (c)     Such sum multiplied by the ratio of his
total Years of Service to 30, such ratio not to exceed 1.

              In no event shall the normal retirement benefit for any Participant other than a highly compensated Employee (as defined in Code Section 414(q)) be less than his minimum projected benefit under the Prior Plan at Age 65 using his Compensation as of January 1, 1993.

              In no event shall the normal retirement benefit be less than the highest early retirement benefit that would have been payable to the Participant as of the beginning of any Plan
Year.

              In no event shall the normal retirement benefit under this Plan be less than the Accrued Benefit to the credit of the Participant as of the date before this amendment and restatement is executed.

              Section 5.2. Early Retirement. A Participant who has not attained his Normal Retirement Age, but has attained his Early Retirement Age, may elect to retire as of the first day of any calendar month following written notice to the Employer and to the Committee. At the option of the Participant, subject to
Section 5.10, benefits may begin as of any calendar month following his early retirement and preceding the date which would have been his Normal Retirement Date had he remained an Employee. Such early retirement benefit of a Participant shall be calculated as the Normal Form of Benefit payable pursuant to
Section 5.1 hereof and shall equal his Accrued Benefit as of his Early Retirement Date, reduced by one-fifteenth for each of the first five years and one-thirtieth for each of the next ten years by which his Early Retirement Date precedes his Normal Retirement Date.

                         Section 5.3.
Disability Retirement. A Participant who has not attained his Normal Retirement Age, and suffers Disability may retire as of the first day of any calendar month next following the date the Committee determines that he is disabled. Payment of his Disability benefit may begin on the first day of any calendar month prior to his Normal Retirement Age at the request of the disabled Participant, subject to Section 5.8.

              If the Participant is covered under a long-term disability insurance plan maintained by the Employer and receives disability payments thereunder, his benefits shall begin on the first day of the month chosen by the Participant, but in no event before the termination of the long-term disability plan payments, subject to the provisions of Section 15.8.

              The Disability retirement benefit shall equal his Accrued Benefit as of the first day of the month following last receipt of Compensation from the Employer reduced for each year by which the starting date of the Disability retirement benefit precedes his Normal Retirement Date in the same manner as described in Section 5.2 and actuarially reduced for each additional year before Age 50. The Disability retirement benefit shall be payable under one of the methods of payment specified in Section 5.6, subject to Section 5.7.

              Section 5.4.  Delayed Retirement.  If a
Participant is in service following his Normal Retirement Date, payment of his normal retirement benefit shall be deferred until the first day of the calendar month coincident with or next following his actual retirement, hereinafter called his Delayed Retirement Date. In no event shall benefit payments be delayed beyond the date specified in Article 15. Notwithstanding the above, a Participant may elect to begin receiving payment on the first day of any month following his Normal Retirement Date.

              If a Participant is in service following his Normal Retirement Date, his benefit shall continue to accrue until his actual retirement date. In no event, however, shall a Participant's benefit at actual retirement be less than the Accrued Benefit at the Normal Retirement Date increased actuarially to his actual date of retirement. For purposes of this adjustment the assumptions shall be those specified in the definition of Actuarial Equivalent except that when determining the increase in value for the period between Normal Retirement Date and Delayed Retirement Date, only the interest assumption shall be used.

                         Section 5.5.  Reemployment Following
Retirement. If a Participant begins to receive a periodic benefit following early retirement and is subsequently reemployed prior to attaining Normal Retirement Age, benefit payments shall cease during the period of reemployment. If a Participant begins to receive a benefit following Disability retirement, recovers and resumes employment prior to attaining his Normal Retirement Age, benefit payments shall cease. Upon his subsequent retirement, his benefit accrued to that date shall be based on the total of both periods of Years of Service and shall reflect Compensation as if the period of employment were contiguous to the prior period of employment. However, the benefit paid to such Participant shall be adjusted by the Actuarial Equivalent of any benefits previously paid. If a Participant begins to receive a benefit following Normal Retirement Age, early retirement or Disability and is subsequently reemployed after attaining Normal Retirement Age he shall be treated as a Participant eligible for delayed retirement. The continuation or cessation of benefit payments as well as the continuation of benefit accrual shall be consistent with the provisions of Section 5.4.

              If an individual receives a distribution from the Plan which then represents the Actuarial Equivalent of the present value of his full Accrued Benefit and is subsequently reemployed or otherwise earns additional service under the Plan, his Years of Service for purposes of determining his Accrued Benefit shall include service prior to his termination on which the earlier distribution was based. However, the benefit subsequently paid to such Participant shall be adjusted by the Actuarial Equivalent of the benefit previously paid.

              Section 5.6. Methods of Payment. Each retiring Participant shall be offered the optional methods of payment listed below. Any benefits payable under such optional methods of payment shall be the Actuarial Equivalent of the Normal Form of Benefit and shall be subject to the distribution restrictions of Article 15.

              (a)     Life Annuity:  An annuity payable in equal
monthly installments during the
Participant's lifetime only, on the first day of each calendar
month in which the                      Participant has lived
the entire preceding month.

              (b) Five Years Certain and Life Annuity: An annuity payable in monthly installments on the first day of each calendar month for 60 months certain and
thereafter on the first                      day of each
calendar month in which the Participant has lived the entire
preceding                      month.

                         (c)     Ten Years Certain and Life
Annuity:  An annuity payable in monthly installments on
           the first day of each calendar month for 120 months
certain and thereafter on the first                      day of
each calendar month in which the Participant has lived the
entire preceding                      month.

              (d)     Joint and Full Survivor Annuity:  An
annuity whereby a monthly installment shall be
  paid to the Participant during his lifetime and thereafter in
the same monthly amount                      to the Beneficiary
during the Beneficiary's lifetime, on the first day of each
calendar                      month in which the Participant or
his Beneficiary has lived the entire preceding month.

              (e) Joint and One-Half Survivor Annuity: An annuity, whereby a monthly installment shall be paid to the Participant during his lifetime and
thereafter in one-half of such                      monthly
amount to the Beneficiary during the Beneficiary's lifetime, on
the first day                      of each calendar month in
which the Participant or his Beneficiary has lived the entire preceding month.

              (f)     Joint and Three-Fourths Survivor Annuity:
An annuity, whereby a monthly                      installment
shall be paid to the Participant during his lifetime and
thereafter in threefourths of such monthly amount to the
Beneficiary during the Beneficiary's lifetime,
  on the first day of each calendar month in which the
Participant or his Beneficiary has                      lived
the entire preceding month.

              (g)     Lump Sum:  A single lump sum payment shall
be distributed.  Such lump sum                      payment
shall be the Actuarial Equivalent of the vested Accrued Benefit
payable at the                      time of distribution as the
Normal Form of Benefit.  The commencement of a lump
       sum benefit shall be effective as of the later of the effective date of the Participant's retirement unless the Participant or Inactive Participant
specifically elects to waive the                      30 day
advance notice requirement.  Any such lump sum which is $200 or
more shall                      include the right of the
Participant to make a direct rollover under Code Section
            401(a)(31), as provided in Article 16.

              Section 5.7. Election of Option. The provisions of Sections 5.7, 5.8 and 5.9 shall apply to any Participant or Inactive Participant who is credited with at least one Hour of Service on or after August 23, 1984. A payment option as set forth in Section 5.6 shall be elected, changed or revoked by the Participant, his guardian, or attorney-in-fact, by written notice filed with the Committee during the election period
specified below; provided, however:              (a)     A
married Participant shall be deemed to have elected a joint and
one-half survivor                      annuity with his Spouse
as his Beneficiary unless he makes an affirmative election not to take such an annuity.

              (b)     If the Beneficiary under a joint and
survivor option dies before the commencement of payments, the election shall be inoperative.

              (c)     If a timely election shall not have been
made, payment shall be made under the
Normal Form of Benefit to an unmarried Participant, unless
otherwise provided                      herein.

              Notwithstanding the above, any election by a Participant not to provide a joint and one-half (or greater) survivor annuity with his Spouse as the named Beneficiary shall not take effect unless the Participant's Spouse consents in writing to such election and the consent acknowledges the effect of such election. The Spouse's consent must be witnessed by a Plan representative or a notary public or it must be established to the satisfaction of a Plan representative that the consent cannot be obtained because there is no Spouse, because the Spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations.
A Spouses's consent under this Section must generally recognize the specific non-spouse Beneficiary, if applicable, and the specific method of payment. A Spouse may elect to irrevocably release all rights to a qualified joint and survivor annuity and may expressly permit that subsequent elections within the election period be made by the Participant without any requirement of further consent by the Spouse. A Spouse has the right to restrict consent to a specific Beneficiary and/or method of payment.

              For purposes of this Section a former Spouse will be treated as the Spouse to the extent provided under a qualified domestic relations order as described in Code Section
414(p).

              Section 5.8. Election Period. A Participant may elect the method of benefit payment during the 90-day period ending on his Annuity Starting Date. Any election made during the election period shall be revocable, and another such election may be made at any time prior to the close of the election period, at which time the last such election which shall have been made shall be irrevocable. Any such election, and any revocation thereof, shall be made by notice in writing to the Committee in a form which is satisfactory to the Committee.

               In the case of a Participant who elects to begin receiving retirement benefit payments on a date such that there is not sufficient time to provide notice under this Section at least 30 days before his Annuity Starting Date, interim payments under the method of payment elected shall be made unless a lump sum payment is elected, but the initial election shall be revocable by the Participant or his Spouse within 30 days of the date the notice is given.

              Section 5.9.  Information to be Given
Participants. Consistent with regulations prescribed by the Secretary of the Treasury and no less than 30 days and no more than 90 days before his Annuity Starting Date, a written statement shall be mailed or personally delivered to him setting forth a general description of the joint and one-half survivor annuity, as well as the circumstances under which it shall be provided unless the Participant shall elect another form of payment, the availability of such election, and a general explanation of the financial effect of such election. Such written statement shall also include a statement of the rights of the Participant's Spouse as provided in Section 5.7. It shall further notify the Participant that he may make a written request at any time during the election period specified above, for an additional written statement of the terms and conditions of the joint and one-half survivor annuity and the financial effect of payment in some method other than the joint and one-half survivor annuity.

              Section 5.10.  Consent Requirement.
Notwithstanding anything in this Plan to the contrary, no distribution shall commence to a Participant before his Normal Retirement Age without the written consent of the Participant or Inactive Participant and his Spouse, if any (except in the case of a qualified joint and survivor annuity), unless the Actuarial Equivalent present value of the Participant's vested Accrued Benefit does not exceed $3,500.

              Section 5.11. Payment of Small Benefits. If the Actuarial Equivalent present value of the Participant's vested Accrued Benefit does not exceed $3,500, such amount shall be distributed to the Participant at the time at which such retirement benefits are to commence, as a lump sum without his consent, provided such distribution represents the Participant's entire vested interest in the Plan. Such distribution shall be made within the time period specified in Article 15. Any such lump sum which is $200 or more shall include the right of the Participant to make a direct rollover under Code Section 401(a)(31), as provided in Article 16.

              Section 5.12.  Transition Rule.              (a)
 Any living Participant not receiving benefits on August 23,
1984, who was credited                      with at least one
Hour of Service under this Plan or a predecessor plan on or
after                      September 2, 1974, and who is not
otherwise credited with any service in a Plan Year
      beginning on or after January 1, 1976, must be given the
opportunity to have his or                      her benefits
paid in accordance with subsection (c) of this Section 5.12.

              (b)     The opportunity to elect (as described in
subsection (a) above) must be afforded to the
 appropriate Participants during the period commencing on August
23, 1984, and                      ending on the date benefits
would otherwise commence to said Participants.

              (c)     Any Participant who has elected, pursuant
to subsection (a) of this Section, shall have
 his or her benefits distributed in accordance with all of the
following requirements if                      benefits would
have been payable in the form of a life annuity:

                                    (1)  Automatic joint and
survivor annuity.  If benefits in the form of a life annuity become payable to a married Inactive
Participant who:
                                                  (A)  begins to
receive payments under the Plan on or after Normal
                       Retirement Age; or


 (B)  begins to receive payments on or after the Qualified Early
Retirement                                       Age; or


 (C)  separates from service on or after attaining Normal
Retirement Age                                       (or the
Qualified Early Retirement Age) and after satisfying the
                             eligibility requirements for the
payment of benefits under the plan and
           thereafter dies before beginning to receive such benefits;

                               then such benefits will be
received under this Plan in the form of a qualified
                joint and survivor annuity, unless the
Participant has elected otherwise during
     the election period.  The election period must be at least
a 90-day period and                               must not end
more than 90 days before the commencement of benefits.  Any
                        election hereunder will be in writing
and may be changed by the Participant at any time.

                                    (2)  For purposes of this
Section 5.12 only.


 (A)  Qualified Early Retirement Age is the latest of:


                                        1)the earliest date,
under the Plan, on which the Participant may
                          elect to receive retirement benefits,


                                        2)the first day of the
120th month beginning before the
              Participant reaches Normal Retirement Age, or


                                        3)the date the
Participant begins participation.


 (B)Qualified joint and survivor annuity is an annuity for the
life of the                                       Participant
with a one-half (or greater, if applicable) survivor annuity for the life of his Spouse as
described in Section 5.6.


ARTICLE 6
VESTING

                   Section 6.1. General. The Accrued Benefit of each Participant, subject to the provisions of Article 8, shall be fully vested in him (that is, not subject to forfeiture) upon the first to occur of the following dates:

              (a)     Attainment of his Normal Retirement Age
(whether or not the Participant actually retires),

              (b)     Date on which he first becomes
eligible to elect early retirement (whether or not he actually elects such early retirement),

              (c) Date on which he first qualifies for Disability retirement, or

              (d) Date of completion of five or more Years of Service.



              Section 6.2.  Payments Following Termination of
Service.

              (a)     If a Participant shall terminate
employment for any reason other than normal
retirement, Disability retirement, early retirement or death and
is not later                      reemployed, payment of his
vested Accrued Benefit, as determined pursuant to this
          Article, shall be deferred until he is eligible for
and elects to receive an early                      retirement
benefit under the Plan or his Normal Retirement Date, whichever
is                      earlier.  On that date, if he is then
living, he shall receive his vested Accrued Benefit
       payable to or with respect to him in the same manner as
if he were then a Participant                      entitled to
an early or Normal Retirement Benefit under the Plan.

              (b) If the Actuarial Equivalent present value of the Participant's vested Accrued Benefit does not exceed $3,500, such amount shall be distributed as a
lump sum without the                      Participant's consent,
provided such distribution represents the Participant's entire vested interest in the Plan.

                      If the Actuarial Equivalent present value
of the Participant's vested Accrued Benefit is
  greater than $3,500, the Participant may request to receive
such amount as a lump                      sum.  In lieu of such
lump sum, a married Participant shall have the right to elect an immediate joint and one-half survivor
annuity as described in Section 5.6, subject to
   the provisions of Section 5.7.  An unmarried Participant
shall have the right to elect                      an immediate
life annuity, in lieu of such lump sum.  Such benefit shall be
reduced in                      the same manner as early
retirement benefits in Section 5.2 and actuarially reduced
              for each additional year before he would have attained his Early Retirement Age.

                      Any lump sum distribution under this
subsection (b) shall be made as soon as
administratively feasible following the Plan Year in which such
termination occurs.                       Any such lump sum
which is $200 or more shall include the right of the Participant
to                      make a direct rollover under Code
Section 401(a)(31), as provided in Article 16.

                         (c)     If an individual receives a
distribution from the Plan which then represents the
        Actuarial Equivalent of the present value of his full
Accrued Benefit and is                      subsequently
reemployed or otherwise earns additional service under the Plan,
his                      Years of Service for purposes of
determining his Accrued Benefit shall include service
         prior to his termination on which the earlier distribution was based. However, the benefit subsequently paid to such Participant shall be adjusted
by the Actuarial                      Equivalent of the benefit
previously paid.

              Section 6.3. Rights of Employees. The adoption of the Plan shall not be construed as conferring any legal or other rights upon any Employee or any persons for continuation of employment, nor shall it interfere with the right of the Employer to discharge any Employee or to deal with him without regard to the effect thereof under the Plan.

              Section 6.4. Deemed Distribution. Any individual whose employment with the Employer, or a Related Employer, has terminated prior to that individual obtaining any nonforfeitable Accrued Benefit under the Plan shall be treated as having been cashed-out of the Plan on his termination date, and his status as a Participant in the Plan shall cease as of that date, subject to his right to again commence participation, as otherwise provided by the Plan.

ARTICLE 7
DEATH

              Section 7.1.  General.  Except as otherwise
provided in Article 5 and in this Article 7, no death benefit shall be payable under the Plan.

              Section 7.2.  Death Prior to the Annuity Starting
Date.  If a vested married Participant or vested married
Inactive Participant dies prior to his Annuity Starting Date, his surviving Spouse, if any, shall be entitled to an annuity equal to the following amount.

              In the case of a married Participant who dies on or before his earliest retirement date, the survivor annuity shall be computed as if the Participant had separated from service on the date of his death, survived to the earliest retirement date under the Plan, had commenced receiving payment of a joint and one-half survivor annuity as provided in Section 5.6, then died on the day after his earliest retirement date.

              In the case of a married Inactive Participant who dies on or before his earliest retirement date, the survivor annuity shall be computed in the same manner as for an active Participant, except that the date he separated from service instead of the date of his death shall be used.

              In the case of a married Participant or a married
Inactive Participant who dies after his earliest retirement date, such survivor annuity shall be computed as if such Participant had begun receiving a joint and one-half survivor annuity on the day before his death.

              Section 7.3.  Payment of Small Benefits.
Notwithstanding the above, if the lump sum Actuarial Equivalent of the benefit described in Section 7.2 is $3,500 or less, then payment shall be made to the Spouse in a lump sum.

              Section 7.4.  Commencement of and Period for
Payment of Death Benefits. The Spouse shall elect a benefit commencement date which falls within the period beginning on the date the Participant or Inactive Participant would have attained his earliest retirement date and ending on the date on which the deceased Participant or Inactive Participant would have attained Age 70 1/2.

                         If the Participant's or Inactive
Participant's Spouse, if any, does not survive, no death benefit will be paid.

              Section 7.5. Death Following the Annuity Starting Date. If a Participant or Inactive Participant dies after the Annuity Starting date, payments (if any are appropriate) shall be made in accordance with the method of payment elected by the Participant or Inactive Participant pursuant to Article 5, and shall in all events be payable at least as rapidly as under the method of payment in effect prior to the Participant's or Inactive Participant's death.

              Section 7.6.  Qualified Domestic Relations Order.
For purposes of this Article 7, a former Spouse shall be treated as the Spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p).

              Section 7.7. Transition Rule. Any living married Inactive Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by
Section 7.2 shall have Section 7.2 apply to him if he is credited with at least one Hour of Service under this Plan or a predecessor plan in any Plan Year beginning on or after January 1, 1976, and if he had at least ten Years of Service for vesting and had at least a partially vested interest in the Plan at the time he separated from service.

              Section 7.8. Death After Election of Joint and Survivor Annuity. If a Participant or Inactive Participant who had made a valid election under Section 5.7 of a qualified joint and survivor annuity with a survivorship portion payable to his Spouse greater than 50% dies before his Annuity Starting Date, the survivor annuity otherwise payable under this Article shall not be less than the monthly amount the Spouse would have received under the method of payment elected had the Participant or Inactive Participant died on the day after his Annuity Starting Date.
     ARTICLE 8
TOP-HEAVY PLAN PROVISIONS

              Section 8.1.  Determination Date.  If, as of the
Determination Date, the Plan is a Top-Heavy Plan, as defined in
Section 8.3, the provisions of this Article 8 shall apply.

              The Determination Date with respect to any Plan
Year shall be the last day of the preceding Plan Year.

              Section 8.2.  Valuation Date.  The Valuation Date
is the date on which a Participant's Accrued Benefit is determined for purposes of determining if this Plan is a Top-Heavy Plan.

              Except as provided below, the Valuation Date shall be the most recent date falling within the 12-month period ending on the Determination Date, on which a computation was made for purposes of computing plan costs for minimum funding purposes.

              In the first Plan Year the Accrued Benefit for a Participant shall be determined either (a) as if that Participant terminated service as of the Determination Date or
(b) as if that Participant terminated service as of the Valuation Date, taking into account the estimated Accrued
Benefit as of the Determination Date.

              For the second Plan Year, the Accrued Benefit for a Participant must not be less than his Accrued Benefit taken into account for the first Plan Year unless the difference is attributable to using an estimate of the Accrued Benefit as of the Determination Date for the first Plan Year and using the actual Accrued Benefit as of the Determination Date for the second Plan Year.

              For any Plan Year after the second Plan Year the Accrued Benefit for a Participant must be determined as if the Employee terminated service as of the Valuation Date.

              Section 8.3.  Top-Heavy Plan.              (a)
The Plan shall be considered a Top-Heavy Plan, if, as of the
Determination Date,                      either:

                                                          (1)the
aggregate of the present value of the Accrued Benefits for Key
Employees                               under the Plan exceeds
60% of the sum of the present value of the Accrued
               Benefits of all Employees under the Plan, or

                                    (2)the Plan is part of a
Top-Heavy Group, as defined in Section 8.5.

                      Notwithstanding anything in this
subsection (a), if this Plan is part of an aggregation
          group, as defined in Section 8.5, that is found not to
be Top-Heavy, then this Plan                      shall not be a
Top-Heavy Plan.

              (b) The present value of Accrued Benefits for purposes of this Section shall be determined according to the following actuarial assumptions:

                                    Annual effective interest
rate of 5%

                                    Mortality:PBGC I for males


                                        PBGC II for females


              For purposes of this Section the actuarial assumptions used for all plans within the Top-Heavy Group must be the same.

              (c)     For purposes of determining whether the
Top-Heavy rules apply for any Plan Year:

                                   (1)Rollover contributions
initiated by an Employee and accepted by this Plan
               after December 31, 1983, shall not be recognized
with respect to this Plan if                               the
rollover contribution came from a plan not maintained by the
Employer or                               Related Employer.

                                    (2)Any Accrued Benefit for
an Employee who is not currently a Key Employee,
             but at one time was a Key Employee, shall not be
recognized for the Plan                               Year
ending on the Determination Date.

                                    (3)Except as provided in (4)
below, the Accrued Benefit for an Employee shall
             include aggregate distributions made with respect
to such Employee under the                               Plan
during the five-year period ending on the Determination Date,
except for                               the distributions made
to former Key Employees excluded above, and
        distributions rolled over to a plan maintained by the
Employer or Related                               Employer.

                                    (4)Effective for Plan Years
beginning after December 31, 1984, if an individual
                has not performed any service for the Employer at any time during the fiveyear period ending on the Determination Date, any Accrued Benefit for such individual shall not be taken into account.

                                    (5)The Accrued Benefit shall
include any non-proportional subsidies but shall
             exclude proportional subsidies.

                         (d)     Notwithstanding, when two or
more plans constitute an aggregation group, the present
           value of the accrued benefits shall be determined
separately for each plan as of each                      plan's
Determination Date and then aggregated for each plan as of the
Determination                      Date for such plans that fall
within the same calendar year.

              Section 8.4. Key Employee shall mean any Employee or former Employee who, at any time during the Plan Year or any
of the four preceding Plan Years, is:              (a)     an
officer of the Employer having an annual Compensation greater
than 50% of the                      defined benefit dollar
limitation under Section 415(b)(1)(A) of the Code (as it may be increased by the Secretary of the Treasury
for any applicable cost of living increases);
 however, the maximum number of officers considered Key
Employees may not                      exceed (i) three if there
are less than 30 Employees, (ii) ten percent of all Employees if there are between 30 and 500 Employees, or
(iii) 50 if there are more than 500
Employees.  Officers shall include only those administrative
executives who regularly                      and continuously
serve as such.  Title alone shall not be determinative of
officer                      status;

              (b)     one of the ten Employees earning an annual
Compensation which exceeds the                      maximum
defined contribution annual additions dollar limit under Code
Section 415 and owning (or considered as owning within the meaning of Code Section 318) more than both 1/2 percent interest and the largest interests in the Employer;

              (c) a five-percent owner of the Employer, meaning if the employer is a Corporation, any person who owns (or is considered as owning within the meaning
of Section 318)                      more than five percent of
the outstanding stock of the Employer or stock possessing
             more than five percent of the total combined voting
power of all stock of the                      corporation, or
if the employer is not a corporation, any person who owns more
than                      five percent of the capital or profits
interest in the Employer; or

              (d)     a one-percent owner of the Employer having
an annual Compensation from the                      Employer of
more than $150,000, meaning if the employer is a corporation,
any                      person who owns (or is considered as
owning within the meaning of Section 318)
more than one percent of the outstanding stock of the Employer
or stock possessing                      more than one percent
of the total combined voting power of all stock of the
          corporation, or if the Employer is not a corporation,
any person who owns more than                      one percent
of the capital or profits interest in the Employer.

              For purposes of this Section 8.4, Employee shall mean any Employee, as defined in Article 2, of the Employer, or any employee of a Related Employer if the Plan is part of a Top-Heavy Group with the plan of a Related Employer. Employee and Key Employee shall include any beneficiary of an Employee or a Key Employee, and former Key Employee shall include any beneficiary of a former Key Employee.

                         For purposes of subsections (b), (c),
and (d) above, constructive ownership rules of Code Section 318 shall be applied by substituting "5 percent" for "50 percent" in Code Section 318(a)(2).

              For purposes of determining one percent and five percent ownership, the aggregation rules of Code Section 414(b),
(c), and (m) shall not apply.

              Notwithstanding anything above, the criteria used in the determination of Key Employees shall be consistent with Code Section 416, which is incorporated herein by reference.

              Non-Key Employee shall mean any Employee who is neither a Key Employee nor a former Key Employee.

              Section 8.5.  Top-Heavy Group.              (a)
Top-Heavy Group shall mean an aggregation group where the sum,
as of the                      Determination Date, of (1) and
(2) exceeds 60% of the same amount determined for all Employees, under all plans included in the group, and

                                    (1)is the present value of
the cumulative accrued benefits for Key Employees
              under any defined benefit plan included in the group, and

                                    (2)is the sum of the account
balances of Key Employees under any defined contribution plan included in the group.

              (b)     The aggregation group must include:

                                    (1)any plan of the Employer
or Related Employer in which a Key Employee is a
             participant, and

                                    (2)any plan on which a plan
covering a Key Employee depends for qualification
              under the requirements of Code Section 401(a)(4) or 410.

              (c) The aggregation group may also include, at the election of the Employer, any plan not required to be included in an aggregation group if such group
would continue to meet                      the qualification
requirements of Code Sections 401(a)(4) and 410.  If such an aggregation group is found not to be Top-Heavy,
then no plan shall be considered                      Top-Heavy.
If the aggregation group is found to be Top-Heavy, then all
plans in the                      group, except the plan which
was not required to be included, would be considered
        Top-Heavy Plans.

              (d)     All plans maintained by the Employer
(including plans that have terminated) during
 the 5-year period ending on a Determination Date must be
considered in determining                      the Top-Heavy
Group as of that Determination Date.

                         Section 8.6.  Minimum Benefits for
Top-Heavy Plans. If the Plan is or becomes a Top-Heavy Plan, then, notwithstanding the provisions of Section 2.2, the minimum accrued benefit expressed as a single life annuity beginning at Normal Retirement Age for each Non-Key Employee who is a
Participant shall be the lesser of:              (a)     two
percent of his Top-Heavy Average Compensation times Top-Heavy
Years of                      Service, or

              (b)     20% of his Top-Heavy Average Compensation.

              If the form of benefit is other than a single life annuity, the minimum benefit must be an amount that is the Actuarial Equivalent of the above minimum benefit. If the benefit commences at a date other than at Normal Retirement Age, the Participant will receive an amount that is at least the Actuarial Equivalent of the single life annuity benefit commencing at Normal Retirement Age.

              Each Non-Key Employee who is a Participant shall receive this minimum benefit regardless of the Non-Key
Employee's level of Compensation and regardless of whether the Non-Key Employee is employed on a specified date.

              Section 8.7.  Top-Heavy Group Minimum Benefits.
In the case of a Top-Heavy Group consisting of both defined benefit and defined contribution plans, the required minimum accrued benefit or Employer contribution for each Top-Heavy Year of Service for Employees participating in each type of Plan shall be satisfied by the minimum accrued benefit under this Plan.

              The required minimum accrued benefit or Employer contribution for each Top-Heavy Year of Service for Employees who do not participate in this Plan but who do participate in another plan of the Top-Heavy Group shall be satisfied by providing the minimum accrued benefit or contribution under that plan.

              Section 8.8. Compensation and Top-Heavy Average Compensation. For purposes of this Article 8, Compensation shall mean compensation as defined in Section 414(q)(7) of the Code. Top-Heavy Average Compensation shall mean the average Compensation paid during the consecutive Top-Heavy Years of Service, not to exceed five years, which produces the highest average Compensation. In determining the Top-Heavy Average Compensation, years during which the Employee did not earn a Year of Service shall be disregarded.

                         Section 8.9.  Years of Service.
Top-Heavy Years of Service shall mean all Years of Service, excluding any Year of Service after which the Plan was not a Top-Heavy Plan for the Plan Year ending during such Year of Service and further excluding any Year of Service completed in a Plan Year beginning before January 1, 1984.

              Section 8.10. No Duplication of Minimum Benefit. If the Employer maintains another qualified plan which provides a minimum benefit or contribution, then the minimum benefit or contribution provided under this Plan shall not, when combined with the benefit or contribution provided by the other plan, exceed the amount required by Section 416(c) of the Code.

              Section 8.11. Minimum Vesting Requirements. If the Plan is or becomes a Top-Heavy Plan, as defined in Section 8.3, then, notwithstanding the provisions of Section 6.1, a Participant shall be 100% vested in his Accrued Benefit after three Years of Service.

              Years of Service for the purposes of vesting in a Top-Heavy Plan shall include all Years of Service, including years prior to January 1, 1984, and years during which the Plan is not considered to be a Top-Heavy Plan. Vesting pursuant to this Section 8.11 shall apply to each Participant's entire Accrued Benefit. However, when the Plan becomes a Top-Heavy Plan, the Accrued Benefit of any Employee who does not complete at least one Hour of Service after the Plan becomes Top-Heavy is not required to be subject to the minimum vesting schedule for Top-Heavy Plans.

              When the Plan ceases to be a Top-Heavy Plan, the vesting schedule shall not revert to the schedule defined in
Section 6.1.                                        Section
8.12. Adjustments in Section 415 Limits for Top-Heavy Plans. If this Plan is a TopHeavy Plan or if the Plan and one or more other plans maintained by the Employer or Related Employer in the aggregate are or become a Top-Heavy Group, then the defined benefit plan fraction, as defined in Section 14.8, shall be applied by substituting 1.0 for 1.25, and the defined contribution plan fraction as defined in Section 14.8 shall be applied by substituting 1.0 for 1.25.

              The above paragraph shall not apply if (a) and (b) below are satisfied:

              (a)     In the case of a Top-Heavy Group
consisting of both defined contribution and defined
       benefit plans, a minimum benefit shall be provided for
each Non-Key Employee who                      participates in
defined benefit plans equal to the lesser of three percent (3%) of TopHeavy Average Compensation as defined in Section 8.8, per
Top-Heavy Year of                      Service after January 1,
1984, or thirty percent (30%) of Top-Heavy Average
      Compensation, as defined in Section 8.8.

                      Notwithstanding, a minimum contribution of
four percent (4%) of Top-Heavy                      Average
Compensation shall be provided for each Non-Key Employee covered
only                      by a defined contribution plan in the
Top-Heavy Group.

              (b)     The present value of the cumulative
accrued benefits of all Key Employees does not
  exceed ninety percent (90%) of the present value of the
cumulative accrued benefits of                      all
Employees participating in this Plan or participating in this
Plan and any other                      plans included in the
Top-Heavy Group, excluding former Key Employees.

              Section 8.13. Transition Fraction. If this Plan is a Top-Heavy Plan to which the above Section 8.12 applies, then $41,500 shall be substituted for $51,875 in the Transition Fraction defined in Article 14.
                      ARTICLE 9
            ADMINISTRATION BY COMMITTEE               Section
9.1. The Committee shall consist of not less than three nor more than five individuals who shall be appointed by the Board to serve at the pleasure of the Board. Any member of the Committee may resign, and his successor, if any, shall be appointed by the Board. The Committee shall be responsible for the general administration and interpretation of the Plan and for carrying out its provisions, except to the extent all or any of such obligations are specifically imposed on the Trustee or the Board. The Committee shall constitute a named fiduciary
under the Plan.               Section 9.2.  The members of the
Committee shall elect a Chairman and may elect an acting Chairman. They shall also elect a Secretary and may elect an acting Secretary, either one of whom may be, but need not be, members of the Committee. The Committee may appoint from its membership such subcommittees with such powers as the Committee shall determine and may authorize one or more of its members, or any agent, to execute or deliver any instruments or to make any payment on behalf of the Committee.

              Section 9.3.  The Committee shall hold such
meetings upon such notice at such places and at such intervals as it may from time to time determine. Notice of meetings shall not be required if notice is waived in writing by all of the members of the Committee or if all such members are present at the meeting.

              Section 9.4. A majority of the members of the Committee shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by vote of a majority of those present and entitled to vote at any such meeting. Resolutions may be adopted or other action taken without a meeting only upon written consent thereto signed by all of the members of the Committee.

              Section 9.5. The Committee shall maintain full and complete records of its deliberations and decisions. Its records shall contain all relevant data pertaining to individual Participants and their rights under the Plan and in the Fund.

                         Section 9.6.  Subject to the
limitations of the Plan and of the Act, the Committee may from time to time establish rules or by-laws for the administration of the Plan and the transaction of its business.

              Section 9.7.  No individual member of the
Committee shall have any right to vote or decide upon any matter relating solely to himself or to any of his rights or benefits under the Plan. Such member, however, may sign any unanimous written consent to resolutions adopted or other action taken without a meeting.

              Section 9.8.  The Committee may correct errors
and, insofar as practicable, may adjust any benefit or credit or payment accordingly.

              Section 9.9. Subject to the claims procedure set forth in Article 11, the Committee shall have the duty and authority to interpret and construe the provisions of the Plan and to decide any dispute which may arise regarding the rights of Participants thereunder. Such determinations shall apply uniformly to all persons similarly situated and shall be binding and conclusive upon all interested persons.

              Section 9.10. The Committee may, at its option, instruct the Trustee to purchase annuity contracts from a legal reserve life insurance company to provide any benefits due from the Plan. Any such annuity contracts shall be nontransferable and nonforfeitable.

              Section 9.11.  The Committee may engage an
actuary, attorney, accountant or any other technical advisor to perform such other duties as shall be required regarding the operation of the Plan and may employ such clerical and related personnel as the Committee shall deem necessary or desirable in carrying out the provisions of the Plan. Subject to the provisions of the Act, the Committee may determine and recommend annually to the Board the amount of contribution to be made to the Fund for the year.

              Section 9.12.  No fee or compensation shall be
paid to any member of the Committee for his services as such.

                         Section 9.13.  The Committee shall be
entitled to reimbursement out of the Trust Fund for reasonable expenses properly and actually incurred in the performance of its duties in the administration of the Plan.
                                  ARTICLE 10
           ALLOCATION OF RESPONSIBILITIES AMONG NAMED
FIDUCIARIES,                                MANAGEMENT OF FUNDS
AND AMENDMENT OR TERMINATION OF PLAN

              Section 10.1.  The responsibilities allocated to
the named fiduciaries are as follows:              (a)
Board:                      (1)      to amend the Plan,
                         (2)to appoint and remove members of the
Committee,                                    (3)to appoint and
remove Trustees under the Plan,
 (4)to determine the amount to be contributed to the Plan each
year by the                               Employer, and

                                    (5)to terminate the Plan.

              (b)     Committee:

                                    (1)to interpret the
provisions of the Plan and to determine the rights of the Participants under the Plan including eligibility for participation or benefits, except to the extent otherwise provided in Article 11 relating to the claims procedure,

                                    (2)to administer the Plan in
accordance with its terms, except to the extent powers to administer the Plan are specifically delegated to another named fiduciary or other person or persons as provided in the Plan,

                                    (3)to calculate the service
and to account for the Accrued Benefits of Participants and to maintain service and employment records, and

                                    (4)to direct the Trustees in
the distribution of Trust assets and benefit payments.

              (c)     Plan Administrator:

                                    (1)to file such reports as
may be required to the United States Department of Labor, the Internal Revenue Service, the Pension Benefit Guaranty
Corporation and any other government agencies for which reports may be required to be submitted from time to time,

                                    (2)to comply with
requirements of law for disclosure of Plan provisions and other information relating to the Plan, to Participants and other interested parties,

                                    (3)to administer the claims
procedure, as provided in Article 11,

                                    (4)to direct the Trustee to
withhold from distributions made pursuant to this Plan those amounts required by law and further to direct the Trustee to make any reports to Participants and to any others as may be required by the Internal Revenue Code or other controlling law, rules or regulations, and

                                    (5)to establish and execute
the funding policy of the Plan.

              (d)     Trustees:

                                    (1)to invest and reinvest
Trust assets,

                                    (2)to make benefit payments
to Plan Participants as directed by the Committee,

                                    (3)to render annual or other
periodic or terminal accountings to the Employer as
                provided in the Trust Agreement, and

                                    (4)otherwise to hold,
administer and control the assets of the Trust as provided in the Plan and Trust Agreement.

              (e)     Investment Manager:

                      If appointed in accordance with the terms
of the Trust Agreement, the Investment
Manager shall have the power to manage, acquire and dispose of
any assets under the                      Plan, or to direct the
Trustee in the management, acquisition or disposition of any such assets.

              Section 10.2. Except as otherwise provided in the Act, a named fiduciary shall not be responsible or liable for acts or omissions of another named fiduciary with respect to its fiduciary responsibilities. A named fiduciary of the Plan shall be responsible and liable only for its own acts or omissions with respect to fiduciary duties specifically allocated to it and designated as its responsibility.

              Section 10.3. All assets of the Plan shall be held in a Trust forming part of the Plan. The Trust shall be administered as a Fund to provide for the payment of benefits out of the income and principal of the Trust to the Participants or their successors in interest as provided in the Plan. All fiduciaries (as defined in the Act) with respect to the Plan shall discharge their duties as such solely in the interest of the Participants and their successors in interest (a) for the exclusive purposes of providing benefits to Participants and their successors in interest and of defraying reasonable expenses of administering the Plan and Trust, (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, and (c) in accordance with the Plan and Trust Agreement, except to the extent such documents may be inconsistent with the Act. Except when specifically provided in this Plan or in the Trust, the assets of the Plan shall never inure to the benefit of the Employer.

              At no time shall it be possible for the Plan assets to be used for, or diverted to, any purpose other than for the exclusive benefit of the Participants and their Beneficiaries. Notwithstanding the foregoing, contributions made by the Employer may be returned to the Employer if:

              (a) the contributions were conditioned on the initial qualification of the Plan under the
Code, the Commissioner of Internal Revenue determines the Plan
is not initially                      qualified under the
Internal Revenue Code and all assets attributable to such
employer                      contributions are returned within
one year after the plan is found to not so qualify; or

              (b)     the contribution was made due to a mistake
of fact; the contribution is returned within
one year of the mistaken payment of the contribution and the
return satisfies the                      requirements of
paragraph (d) below; or

              (c) the contribution was conditioned on its current deductibility, under Code Section 404, the deduction is disallowed, the contribution is returned
within one year of the                      disallowance of the
deduction, the return satisfies the requirements of paragraph
(d)                      below.

              (d) The return of a Plan contribution to the Employer satisfies the requirements of this paragraph if the amount so returned does not exceed the amount contributed over

(1) the amount that would have been contributed had there been no mistake of fact or

(2) the amount that would have been contributed had the contribution been limited to the amount that is deductible after any disallowance by the Internal Revenue Service.
Earnings attributable to such contributions may not be returned.
However, a return will not satisfy the requirements of this paragraph unless the amount of the contribution so returned is reduced by any losses attributable to the contribution.

              Section 10.4. The Employer and the Trustee shall enter into an appropriate Trust Agreement, which shall be a part of the Plan, for the administration of the Trust under the Plan. Such Trust Agreement shall contain such powers and reservations as to investment, reinvestment, control and disbursement of the funds of the Trust and such other provisions as shall be agreed upon and set forth therein which are not inconsistent with the provisions of this Plan, its nature and purposes, and the Act. Said Trust Agreement shall provide that the Board may remove the Trustee at any time upon reasonable notice, that the Trustee may resign at any time upon reasonable notice, and that upon such removal or resignation of any Trustee, the Board shall designate a successor Trustee.

                         Section 10.5.  All requests,
directions, requisitions and instructions of the Committee to the Trustee shall be in writing and signed by the Secretary of the Committee or by any one member of the Committee authorized by the majority to sign.

              Section 10.6. The Employer hereby reserves the right, by action of the Board, to amend or terminate the Plan and Trust or Trust Agreement at any time. Except, however, as provided in Sections 10.3 and 12.3, no such amendment or termination shall have the effect of diverting the Trust Funds to purposes other than for the exclusive benefit of the Participants.


ARTICLE 11

CLAIMS PROCEDURE

              Section 11.1. Filing of a Claim for Benefits. If either a Participant or a Beneficiary believes he is entitled to a benefit from the Plan which he is not receiving, he (the "claimant") shall file a written claim with the Plan Administrator or any member of the Committee upon a form approved by the Committee. In the event the Plan Administrator is the claimant, all actions which are required to be taken by the Plan Administrator pursuant to this Article shall be taken instead by a member of the Committee as designated by the Employer.

              Section 11.2.  Notification to Claimant of
Decision. Notice of a decision with respect to a claim shall be furnished to the claimant within 90 days following the receipt of the claim by the Plan Administrator or any member of the Committee unless special circumstances require an extension of time for processing the claim. If there is a need for such an extension, written notice of the extension shall be furnished by the Committee to the claimant prior to the expiration of the initial 90 day period. In no event shall such extension exceed a period of 90 days from the end of the initial 90 day period. The notice of extension shall indicate the special circumstances requiring the extension and the date by which the notice of decision with respect to the claim shall be furnished. Commencement of benefit payments shall constitute notice of approval of a claim to the extent of the amount of the approved benefit. If such claim shall be wholly or partially denied, such notice shall be in writing and worded in a manner calculated to be understood by the claimant and shall set forth:
(a) the specific reason or reasons for the denial, (b) specific reference to pertinent provisions of the Plan on which the denial is based, (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary and (d) an explanation of the Plan's claims review procedure.
If the claimant is not notified of the decision regarding his claim in accordance with this Article, the claim shall be deemed denied and the claimant shall then be permitted to proceed with the claims review procedure provided in Section 11.3.

              Section 11.3. Claims Review Procedure. Within 60 days following receipt by the claimant of notice of the claim denial or within 60 days following the close of the 90 day period referred to in Section 11.2, if the claimant is not notified of the decision within such 90 day period, the claimant may appeal denial of the claim. The claimant shall be given an opportunity to review pertinent documents and to submit issues and comments in writing. A request for review by the Committee shall be in writing and shall contain all additional information which the claimant wishes considered. Following such request for review, the Committee shall fully and fairly review the decision denying the claim.

              Section 11.4.  Decision on Review.  The decision
on review of a denied claim shall be made in the following manner.

(a) The Committee shall make its decision regarding the merits of the denied claim within 60 days following receipt by the Committee of the request for review (or within 120 days after such receipt in a case where there are special circumstances requiring extension of time for reviewing the appealed claim). It shall deliver the decision to the claimant in writing. If an extension of time for reviewing the appealed claim is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. If the decision on review is not furnished within the prescribed time, the claim shall be deemed denied on review.

(b) The decision on review shall set forth specific reasons for the decision, shall be written in a manner calculated to be understood by the claimant and shall cite specific references to the pertinent Plan provisions on which the decision is based.

              Section 11.5. Action by Authorized Representative of Claimant. All actions set forth in this Article to be taken by the claimant may likewise be taken by a representative of the claimant duly authorized by him to act in his behalf on such matters. The Plan Administrator or the Committee may require such evidence of the authority to act of any such representative as either may deem reasonably necessary or advisable.


ARTICLE 12

TERMINATION OF PLAN AND TRUST

              Section 12.1. In the event of termination of the Plan, all Employer contributions shall cease, and no additional Participants shall enter the Plan. The net assets of the Trust, after reduction for expenses of administration and liquidation, shall be allocated to the Participants in the following order:
          (a) First, to the benefits attributable to voluntary Employee contributions, if any, which is the portion of an Accrued Benefit of a Participant, Spouse
or other Beneficiary due to                      voluntary
contributions, if any, rather than contributions, if any,
required for                      participation in the Plan or
in any merged plan.               (b)     Second, to the
benefits attributable to mandatory Employee contributions, if
any,                      which is the portion of an Accrued
Benefit, other than those specified in subsection (a)
         of a Participant, Spouse, or other Beneficiary due to
the Participant's contributions, if                      any,
which were required for participation in the Plan or in any merged plan.

              (c) Third, to the Actuarial Equivalent of the Accrued Benefit, other than those specified in subsections (a) and (b), of each Participant with respect to
whom payments under                      the Plan commenced at
least three years preceding the date of termination or with
               respect to whom payments under the Plan would have commenced at least three years preceding the date of termination if such Participant had
retired as of the beginning of                      such three
year period, provided that there shall be excluded from this
subsection (c)                      any increase in benefits
resulting from amendments to the Plan at any time during the five years preceding the date of termination.

              (d) Fourth, the Actuarial Equivalent of all Accrued Benefits, other than those specified in subsections (a) through (c), payment of which are guaranteed
by the Pension Benefit                      Guaranty Corporation
referred to in the Act, determined irrespective of the
limitation                      to a single $750 monthly benefit
(as may be further adjusted for cost of living
  expenses) where an Employee is a Participant in more than one Plan of the Employer.

              (e) Fifth, the Actuarial Equivalent of all Accrued Benefits, other than those specified in subsections (a) through (d), which are vested under the Plan.
 (Vested interests shall                      be determined
without taking the termination of the Plan into account.)  If,
however,                      the assets under the Plan are not
sufficient to pay the Actuarial Equivalent of such
       vested Accrued Benefits in full, first priority shall be
given to such benefits which                     would have been
vested under the Plan as in effect at the beginning of the five
year                      period ending on the date of Plan
termination.  (Any assets of the Plan in excess of
       such amount shall be used to satisfy increases in
benefits due to any Plan amendments                     within
the five year period).  Second priority shall be given to such
amendment                      providing for the smallest
increase in benefits and third priority to such amendment
              providing for the second smallest increase in benefits and continuing until the first to occur of exhaustion of Plan assets or payment of the Actuarial
Equivalent of all                      increases in Accrued
Benefits due to amendments during such five year period.

                         (f)     Sixth, the Actuarial Equivalent
of Accrued Benefits under the Plan in addition to the
         Accrued Benefits described in subsections (a) through
(e).

              If the net assets of the Trust available for allocation as provided in the foregoing subsections (a) through
(f) are insufficient to satisfy in full all Accrued Benefits designated in such subsections, such net assets shall be applied to satisfaction in full of the Accrued Benefits designated in each such subsection in the order set forth, and no part of such assets shall be applied to satisfy Accrued Benefits designated in any such subsection until all Accrued Benefits designated in all preceding subsections have been satisfied in full. If such net assets applied to satisfy the Accrued Benefits under one subsection are insufficient to fully satisfy the Accrued Benefits designated in that subsection, such net assets so allocated pursuant to such subsection shall be apportioned in satisfaction of such benefits on the basis of the present value, as of the Plan termination date, of such Accrued Benefits.

              Section 12.2.  The amount allocated pursuant to
Section 12.1 hereof shall be payable to such Employees, in the form of an annuity or any other optional methods of payment under Section 5.6. Such distributions will insure that the provisions of Sections 5.6 and 5.7 shall be complied with. If the value of a married or single Participant's or Inactive Participant's benefit is $3,500 or less, then the Committee shall distribute the benefit in a single lump sum in any event. Any such lump sum which is $200 or more shall include the right of the Participant or Inactive Participant to make a direct rollover under Code Section 401(a)(31), as provided in Article 16.

              Each Participant eligible for retirement will be given at least a reasonable period during which he can elect or revoke his form of benefit payment.

              Section 12.3. Upon complete termination of the Plan, each Participant shall have a fully vested and nonforfeitable interest in his Accrued Benefit to the extent funded. In determining the funded Accrued Benefit of each such Participant, the provisions of Sections 12.1 and 12.4 shall apply. If, following a complete termination of the Plan, there are assets in the Trust Fund resulting from variations in actual experience and expected actuarial experience after all liabilities of the Plan to the Participants have been satisfied, such remaining assets shall be distributed to the Employer.

              Section 12.4. For purposes of complying with the requirements of Section 1.401-4(c) of the regulations of the United States Treasury Department, the following provisions are hereby incorporated in and made a part of this Plan.
           (a) The following terms are defined for the purposes of this Section 12.4:

                                    (1)The term "Benefits"
includes any periodic income, any withdrawal values
                payable to a living Participant and the cost of any death benefits which may be payable after retirement on behalf of a Participant, but does
not include the                               cost of any death
benefits with respect to a Participant before retirement nor the amount of any death benefits
actually payable after the death of a
  Participant whether such death occurs before or after retirement.

                                    (2)The term "Full Current
Costs" means the normal cost of the Plan for all years
                   since the effective date of the Plan, plus interest on any unfunded liability during such period.

                                    (3)The term "Annual
Compensation" of a Participant means either such
             Participant's average regular annual Compensation,
or such average                               Compensation for
the last five years, or such Participant's last annual
                   Compensation if such Compensation is
reasonably similar to his average
regular annual Compensation for the preceding five years.

                                    (4)The term "Substantial
Owner" means an Employee or former Employee who
            is presently or who at any time during the last 60 months was:


 (A)in the case of a sole proprietorship, the sole owner of an unincorporated trade or
business,


 (B)in the case of a partnership, a partner who directly or
indirectly owns                                       more than
ten percent of either the capital interest or the profits
                              interest in such partnership, or


 (C)in the case of a corporation, a person who directly or
indirectly owns                                       more than
ten percent in value of the voting stock of that corporation.

                               For purposes of this subsection
(a)(4), the constructive ownership rules of
        Section 1563(e) of the Code (without regard to Section
1563(e)(3)(C)) shall                               apply.

              (b) Upon the occurrence of any event described in subsection (c) of this Section, the
Employer contribution applied for the benefit of a Participant
who is among the                      twenty-five highest paid
Employees of the Employer at the effective date of the Plan
               and whose anticipated annual normal retirement
benefit under the Plan exceeds $1,500                      shall
be restricted in accordance with subsection (d) of this Section.

              (c)     The restrictions described in subsection
(d) of this Section shall become applicable if:

                                    (1)the Plan is terminated
within ten years after the original effective date of the
                      Plan;

                                    (2)the Benefits of a
Participant described in subsection (b) above become payable within ten years after the effective
date of the Plan; or


                            (3)the Plan is not subject to the
minimum funding requirements of Code Section
         412 and the Benefits of a Participant described in (b)
above become payable                               after the
Plan has been in effect for ten years and the Full Current Costs
of                               the Plan for the first ten
years have not been funded.

              (d)     The restrictions required under subsection
(b) of this Section are that the Employer
contributions which may be used for the benefit of a Participant
described in such                      subsection (b) shall not
exceed the greater of (1) or (2) where:

                                    (1)is the greater of
$20,000, or 20 percent of the first $50,000 of the Annual
                      Compensation of such Participant
multiplied by the number of years between the effective date of the Plan and


 (A)the date of termination of the Plan;


 (B)in the case of a Participant described in subsection (c)(2)
of this                                       Section, the date
the Benefit of the Participant becomes payable, if this
                            date is before the termination date
of the Plan; or


 (C)in the case of a Participant described in subsection (c)(3)
of this                                       Section, the date
of the failure to meet the Full Current Costs of the
                         Plan.  However, if the Full Current
Costs of the Plan have not been
    met on the date described in (A) or (B) of this subsection,
whichever                                       is applicable,
then the date of the failure to meet such Full Current
                           Costs shall be substituted for the
date referred to in (A) or (B) of this
           subsection.  For purposes of determining the
contributions which may                                       be
used for the Benefits of a Participant when (B) of this
subsection                                       applies, the
number of years taken into account may be recomputed
                         for each year if the Full Current Costs
of the Plan are met for such
 year.

                                    (2)is a dollar amount equal
to:

                               (A)     in the case of a
Participant described in (b) above who is also a
                     Substantial Owner, the present value of the
benefit guaranteed for such
Participant under Section 4022 of the Act if the Plan was
terminated                                       or the present
value of the benefit that would be guaranteed under
                        Section 4022 of the Act and applicable
regulations thereunder had the
   Plan terminated on the date Benefits commence; or


 (B)in the case of a Participant described in (b) above who is
not a                                       Substantial Owner,
the present value of the maximum benefit
             described in Section 4022(b)(3)(B) of the Act,
determined on the                                       earlier
of the date the Plan terminates or the date Benefits commence, without regard to any other
limitations of Section 4022 of the Act.

              (e) For the purposes of this Section, the Employer contributions which, at a given time, may be used for the Benefits of a Participant include any
unallocated funds which                      would be used for
his Benefits if the Plan were then terminated or the Participant were then to withdraw from the Plan, as well as all contributions allocated up to that time exclusively for his Benefits.

              (f) The provisions of this Section apply to a former or retired Participant of the Employer, as well as to a Participant still in the service of the Employer.

              (g) Notwithstanding the foregoing provisions of this Section, if Benefits under the Plan
(or the predecessor or any prior Plan) shall be materially
increased, the foregoing                      restrictions of
this Section shall apply with respect to such increase as of the
effective                      date thereof.  The effective date
of such increase for the purpose of applying such
     restrictions will be treated as if it were the effective
date of the predecessor or prior                      Plan.
However, with respect to any Participant who is among the
twenty-five highest                      paid Employees of the
Employer on such effective date, there shall be substituted for the limit upon the Benefit set forth in
subdivision (d)(1) above a limit which does not exceed the greatest of the following three amounts:

                                    (1)The Employer
contributions (or funds attributable thereto) which would have been applied to provide the Benefits
for the Participant if the Plan (or the
    predecessor or prior plan, if applicable) had been continued without change;

                                    (2)The sum of $20,000; or

                                    (3)The sum of (A) and (B)
where (A) is the Employer contributions (or funds
              attributable thereto) which would have been
applied to provide Benefits for the
Participant under the Plan (or the predecessor or prior Plan, if
applicable) if it                               had been
terminated the day before the effective date of such increase in
                             Benefits, and (B) is an amount
computed by multiplying the number of years
        for which the current costs of the Plan after that date
are met by (i) 20% of                               his Annual
Compensation or (ii) $10,000, whichever is smaller.

              (h)     Notwithstanding anything above to the
contrary, this Section shall be applied in
accordance with the rules of Section 1.401-4(c) of the
regulations of the United States                      Treasury
Department which is incorporated herein by reference.

              (i)     In the event of Plan termination, the
benefit of any highly compensated active or former Employee is limited to a benefit that is nondiscriminatory under Code Section
401(a)(4).

                      For Plan Years beginning on or after
January 1, 1991, benefits distributed to any of
   the 25 most highly compensated active and former highly
compensated Employees are                      restricted such
that the annual payments are no greater than an amount equal to
the                      payment that would be made on behalf of
the Employee under a single life annuity
that is the Actuarial Equivalent of the sum of the Employee's
Accrued Benefit and the                      Employee's other
benefits under the Plan.

                      The preceding paragraph shall not apply
if:  (a) after payment of the benefit to an
Employee described in the preceding paragraph, the value of Plan
assets equals or                      exceeds 110% of the value
of current liabilities, as defined in Code Section 412(l)(7), or (b) the value of the benefits for an
Employee described above is less than 1% of
the value of current liabilities.
For purposes of this Section, benefit includes loans in excess
of the amount set forth                      in Code Section
72(p)(2)(A), any periodic income, any withdrawal values payable
to a                      living Employee, and any death
benefits not provided for by insurance on the Employee's life.



              Section 12.5.  The conditions of the preceding
Section 12.4 shall not restrict the payment in one lump sum of the entire amount to which a Participant may be entitled under the lump sum option set forth in the Article 5 of this Plan while this Plan is in full effect and its full current cost has been paid provided the following conditions are met:
(a)     The Participant must enter into a written agreement with
the Trustee, binding upon his                      estate, in
which the Participant agrees to repay to the Trustee a sum equal
to the                      actuarially equivalent value of the
amount by which the Participant's monthly
retirement benefit would have been decreased during the
Participant's then remaining                      lifetime
pursuant to the provisions set forth in the preceding Section
12.4 of this                      Article 12 in the event the
Plan is terminated or the full current cost is not met during the period specified in Section 12.4.

              (b)     The Participant must also guarantee
payment of any amount required by the agreement
   by depositing with the Trustee, or with a depository
acceptable to the Trustee,                      simultaneously
with the aforesaid lump sum payment, property having a fair
market                      value equal to one hundred
twenty-five percent (125%) of the amount repayable if the
             plan had been terminated on the date the lump sum
payment was made to the                      Participant.  The
property is to be held by the depository until the receipt of a certification by the Trustee that the
Participant (or his estate) is no longer obligated to repay any amount under the agreement.

              (c) The Participant must further agree that if the market value of the property held by the depository falls below one hundred twenty-five percent (125%) of
the amount which                      would then be repayable if
the Plan were terminated, he will deposit additional
        property in the amount necessary to bring the total value of the property held by the depository up to the one hundred twenty-five percent (125%) level.

              Section 12.6.  In the event of a partial
termination of the Plan, each affected Participant shall have a fully vested and nonforfeitable interest in his Accrued Benefit to the extent funded as of the date of partial termination after reduction for expenses of administration and liquidation of the terminated portion of the Trust. In determining the funded Accrued Benefit of each such Participant and the method of distribution thereof, the provisions in Sections 12.1 and 12.4 shall apply. For this purpose the portion of the Trust constituting the funded Accrued Benefits of such Participants will be treated as if it were the entire Trust and the affected Participants will be treated as if they were all of the Participants in the Plan.
              ARTICLE 13
            MISCELLANEOUS

              Section 13.1.  Merger or Consolidation of Plan.
In the event of any merger or consolidation of the Plan with any other plan or a transfer of assets or liabilities of the Plan to any other plan (which merged, consolidated or transferee plan shall be referred to in this Section as the "successor plan"), the benefit which each Participant would receive if the successor plan (and the instant Plan, if this Plan continues in existence and he has any interest remaining therein) were terminated immediately after the merger, consolidation or transfer, shall be equal to or greater than the benefit he would have received if the instant Plan (and the successor plan, if the successor plan existed immediately prior to the merger, consolidation or transfer and he had any interest therein) had been terminated immediately preceding the merger, consolidation or transfer.

              Section 13.2.  Communication to Employees.  In
accordance with the requirements of the Act, the Employer shall communicate to the Participants the principal terms of the Plan and the benefits available thereunder.

              Section 13.3. Non-Assignability of Benefits. No portion of the Accrued Benefit with respect to any Participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge except in the case of a qualified domestic relations order as described in Code Section 414(p). Any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void except in the case of a qualified domestic relations order as described in Code Section 414(p). No portion of such Accrued Benefit shall in any manner be payable to any assignee, receiver or Trustee, or be liable for the Participant's debts, contracts, liabilities, engagements or torts, or be subject to any legal process of attachment except in the case of a qualified domestic relations order as described in Code Section 414(p).

              Section 13.4.  Facility of Payments.  If a
Participant shall be physically, mentally or legally incapable of receiving or acknowledging receipt of any payment under the Plan to which he is entitled, the Committee, upon the receipt of satisfactory evidence of his incapacity and satisfactory evidence that another person or institution is maintaining him and that no guardian or committee has been appointed for him, may cause any payment otherwise payable to him to be made to such person or institution so maintaining him.

                         Section 13.5.  Amendment.  No amendment
to the Plan (including a change in the actuarial basis for determining optional or early retirement benefits) shall be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit. Notwithstanding the preceding sentence, a Participant's Accrued Benefit may be reduced to the extent permitted under Section 412(c)(8) of the Code. For purposes of this paragraph, a plan amendment which has the effect of (1) eliminating or reducing an early retirement benefit or a retirement type subsidy, or (2) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing Accrued Benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a social security supplement, a death benefit (including life insurance), or a plant shutdown benefit (that does not continue after retirement age). Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's Employer-derived Accrued Benefit will not be less than the percentage computed under the Plan without regard to such amendment.

              If the vesting schedule under the Plan is amended and the vesting under the new schedule is at any point not as rapid as under the prior schedule, each Participant with at least three Years of Service may elect to have his nonforfeitable percentage computed under the Plan according to the prior schedule.

              For purposes of the above paragraph, a Participant shall be considered to have completed three Years of Service if he has completed 1,000 Hours of Service in each of three Plan Years, whether or not consecutive, ending with or prior to the last day of the election period described below.

              The election period shall begin no later than the date the amendment is adopted and shall end no earlier than the
later of the following dates:              (a)     the date
which is 60 days after the date the amendment is adopted;

              (b)     the date which is 60 days after the
amendment becomes effective;  or

                         (c)     the date which is 60 days after
the day the Participant is issued written notice of the
           change by the Employer or the Plan Administrator.

              If the vesting schedule of this Plan is changed, the nonforfeitable percentage of any Participant's Accrued Benefit derived from Employer contributions determined as of the later of the date the change is effective or the date the change is adopted shall not be less than the nonforfeitable percentage computed under the Plan without regard to such change.

              Section 13.6. Designation of Beneficiary. In any event where a Participant or Inactive Participant may name a Beneficiary to receive any death benefits provided, pursuant to
Article 5 or, pursuant to Article 7, such Beneficiary shall be named on a form provided by the Plan Administrator and delivered to the Plan Administrator. Such designation may include more than one person with one or more secondary or contingent Beneficiaries and shall be subject to change upon written request of such Participant or Inactive Participant in the same manner as the original designation. If a Beneficiary is receiving or is entitled to receive payments from the Plan and dies before receiving all of the payments due him, any remaining payments shall be made to the contingent Beneficiary, if any.

              The provisions of this Section are subject to the spousal consent provisions of Article 5 and, if applicable,
Article 7. In no event shall language in this Section be construed to allow a Participant or Inactive Participant to name a Beneficiary other than his Spouse when Article 7 only provides for payment to the Spouse upon the death of a married Participant or married Inactive Participant.

              Section 13.7.  Fiduciary Discretion.  In
discharging the duties assigned to it under the Plan, the Trustee, Plan Administrator, the Committee, and any other fiduciary shall have the discretion to interpret the Plan; to adopt, amend, and rescind rules and regulations pertaining to their duties under the Plan; and to make all other determinations necessary or advisable for the discharge of their duties under the Plan. Such discretionary authority shall be absolute and exclusive if exercised in a uniform and nondiscriminatory manner with respect to all similarly situated individuals. The express grant in the Plan of any specific power to a fiduciary with respect to any duty assigned to it under the Plan shall not be construed as limiting any power or authority of the fiduciary to discharge its duties.
                                        ARTICLE 14
                LIMITATIONS ON BENEFITS AND CONTRIBUTIONS UNDER
THE PLAN

              Section 14.1.  Definitions and Rules Applicable to
this Article.              (a)     "Annual Benefit" shall mean
the total benefit payable from this Plan calculated as a
            straight life annuity.

                      Except as provided below, an Annual
Benefit payable in a form other than a straight
   life annuity must be adjusted to an actuarially equivalent
straight life annuity before                      applying the
limitations of this Article.  The interest rate assumption used
to                      determine actuarial equivalence will be
the greater of the interest rate specified in the
     definition of Actuarial Equivalent in Article 2 of this
Plan or five percent.  The                      Annual Benefit
does not include any benefits attributable to Employee
contributions or                      rollover contributions, or
the assets transferred from a qualified plan that was not
             maintained by the Employer.  No actuarial
adjustment to the benefit is required for (a)
 the value of a qualified joint and survivor annuity, (b) the
value of benefits that are                      not directly
related to retirement benefits (such as the qualified disability
benefit,                      pre-retirement death benefits, and
post-retirement medical benefits), and (c) the value
        of post-retirement cost-of-living increases made in
accordance with the Federal                      Income Tax
Regulations.

              (b)     "Average Compensation" shall mean a
Participant's highest average Compensation
from the Employer over a period of three consecutive calendar
years.  If a Participant                      is employed for
less than three calendar years, his Average Compensation shall
be his                      average earnings over his calendar
years of employment. Average Compensation shall include bonus payments and other taxable remuneration.

              (c) "Compensation." A Participant's earned income, wages, salaries, and fees for professional services, and other amounts received for personal
services actually                      rendered in the course of
employment with the Employer (including, but not limited
            to, commissions paid salesmen, compensation for
services on the basis of a percentage                      of
profits, commissions on insurance premiums, tips and bonuses),
and excluding the                      following:

                                    (1)Employer contributions to
a plan of deferred compensation which are not
          included in the Employee's gross income for the
taxable year in which                               contributed
or Employer contributions under a simplified employee pension plan to the extent such contributions
are deductible by the Employee, or any
   distributions from a plan of deferred compensation;

                                    (2)Amounts realized from the
exercise of a nonqualified stock option, or when
             restricted stock (or property) held by the Employee
either becomes freely                               transferable
or is no longer subject to a substantial risk of forfeiture;

                                    (3)Amounts realized from the
sale, exchange or other disposition of stock acquired under a qualified stock option; and


(4)Other amounts which received special tax benefits, or
contributions made by                               the Employer
(whether or not under a salary reduction agreement) towards the purchase of an annuity described in
Section 403(b) of the Code (whether or
   not the amounts are actually excludable from the gross income
of the                               Employee).

                      Compensation for any Limitation Year is
the compensation actually paid or includable in gross income during such year.

              (d) "Current Accrued Benefit" shall mean a Participant's accrued benefit under the Plan, determined as if the Participant had separated from service as
of the close of the last                      Limitation Year
beginning before January 1, 1987, when expressed as an Annual
                 Benefit. In determining the amount of a Participant's Current Accrued Benefit, the following shall be disregarded:

                                    (1)any change in the terms
and conditions of the Plan after May 5, 1986; and

                                    (2)any cost of living
adjustment occurring after May 5, 1986.

              (e) This Article 14 shall be effective on the first day of the Limitation Year beginning after December 31, 1986.



              Section 14.2. Limitation on Annual Benefits. Subject to the provisions of Section 14.4 below, this Plan when aggregated with the benefits from any other defined benefit plan (whether or not terminated) ever maintained by the Employer or Related Employer shall not provide Annual Benefits which exceed the lesser of $90,000 or 100% of a Participant's Average Compensation. This limitation shall be hereinafter referred to as the "Maximum Annual Benefit." The Maximum Annual Benefit shall be increased by cost of living increases published in regulations by the Secretary of the Treasury. Any adjustments made as a result of this Section 14.2 shall not be effective prior to the first day of the Limitation Year for which the increase is effective as prescribed by the regulations. Such adjustments shall also be made to the Annual Benefits of any Inactive Participant provided that no adjustments shall be made following the Annuity Starting Date of any Participant or Inactive Participant.

              Section 14.3. No Adjustments to Annual Benefit of Less than $10,000. Subject to the provisions of Section 14.4 below, if the Annual Benefit payable from this Plan or from this Plan and any other defined benefit plan maintained by the Employer to a Participant does not exceed $10,000, the adjustment to the Annual Benefit in Section 14.2 above shall not be required, provided that the Participant has never been covered by a defined contribution plan maintained by the Employer.

                         Section 14.4.  Adjustment of Limitation
for Years of Service or Participation.

              (a) Defined Benefit Dollar Limitation. If a Participant has completed less than ten years of participation, the Participant's Accrued Benefit shall not
exceed the defined benefit                      dollar
limitation under Section 14.2 above as adjusted by multiplying
such amount by                      a fraction, the numerator of
which is the Participant's number of years (or part
       thereof) of participation in the Plan, and the denominator of which is ten.

              (b) Other Defined Benefit Limitations. If a Participant has completed less than ten years of service with the Employer or Related Employers, the
percentage of Compensation                      limitation
described in Section 14.2 and the limitations described in
Section 14.3 shall                      be adjusted by
multiplying such amounts by a fraction, the numerator of which
is the                      Participant's number of years of
service (or part thereof), and the denominator of which is ten.

              (c) Limitations on Reductions. In no event shall Sections 14.4(a) or 14.4(b) reduce the limitations provided under Sections 415(b)(1) and (4) of the
Code to an amount less                      than one-tenth of
the applicable limitation (as determined without regard to this
                   Section 14.4).

              (d)     Application to Changes in Benefit
Structure.  To the extent provided by the Secretary
       of the Treasury, this Section 14.4 shall be applied
separately with respect to each                      change in
the benefit structure of the Plan.

              Section 14.5. Benefit Payable Prior to Social Security Retirement Age. If the $90,000 Maximum Annual Benefit is payable to a Participant prior to his attaining his Social Security Retirement Age, such Annual Benefit shall be adjusted on an actuarial basis as if such Annual Benefit is payable beginning at his Social Security Retirement Age. The above adjustment shall be made in such manner as the Secretary of the Treasury may prescribe which is consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act. For the purpose of adjusting the maximum for the commencement of benefits prior to Age 62, the interest rate assumption shall not be less than the greater of five percent (5%) or the rate specified in the Plan for determining actuarial equivalence for early retirement.

              Section 14.6.  Benefit Payable After Social
Security Retirement Age. If retirement benefits begin after a Participant reaches his Social Security Retirement Age, the $90,000 Maximum Annual Benefit shall be adjusted in accordance with regulations prescribed by the Secretary so that the Maximum Annual Benefit shall be equivalent to the benefit which would be payable at his Social Security Retirement Age. For the purpose of adjusting any such maximum, the interest rate assumption shall not be greater than the lesser of five percent (5%) or the rate specified in the Plan for determining actuarial equivalence for delayed retirement.

              Section 14.7. Application of Maximum Limitation to Separate Plans. If the Employer maintains one or more defined benefit plans in addition to this Plan, the Maximum Annual Benefit shall be applied in the aggregate to this Plan and to all such other defined benefit plans.

              Section 14.8. Limitation for Participants in Defined Benefit Plan and Defined Contribution Plan.
(a)     If an Employee is or was a Participant in one or more
defined benefit plans and one                      or more
defined contribution plans ever maintained by the Employer or
Related                      Employer (whether or not
terminated), the sum of the defined benefit plan fraction
             and the defined contribution plan fraction for that
Participant shall not exceed 1.0 for                      any
Limitation Year.  If the sum of the defined benefit plan
fraction and the defined                      contribution plan
fraction shall exceed 1.0 in any year for any Participant in
this Plan,                      the Employer shall adjust the
numerator of the defined benefit plan fraction so that the
              sum of the defined benefit plan fraction and the
defined contribution plan fraction                      shall
not be in excess of 1.0 in any Limitation Year for such Participant.

              (b) For the purpose of this Article, the term defined benefit plan fraction for any
Limitation Year shall mean a fraction the numerator of which is
the projected Annual                      Benefit payable to a
Participant as of the close of the then current Limitation Year under all defined benefit plans maintained by
the Employer or Related Employer and                      the
denominator of which is the lesser of:

                                    (1)the product of 1.25
multiplied by the maximum dollar limitation for the
                Limitation Year concerned as provided under Code
Section 415, or

                                    (2)the product of 1.4
multiplied by the applicable amount to be taken into
                 account according to the percentage of
compensation limit as defined for this
   purpose under Code Section 415.

              (c)     The term defined contribution plan
fraction for any Limitation Year shall mean a
 fraction the numerator of which is the aggregate amount of
annual additions made to a                      Participant's
accounts under all defined contribution plans, whether or not
terminated,                      maintained by this Employer or
Related Employer (including the annual additions
    attributable to the Participant's nondeductible
contributions to this and all other                      defined
benefit plans maintained by this Employer or Related Employer)
as of the                      close of the then current
Limitation Year and the denominator of which as of the end
              of any Limitation Year, is the sum of the defined
contribution denominator increments                      for
that Limitation Year and all prior Limitation Years of the
Participant's service                      with the Employer or
Related Employer (regardless of whether the Plan was in
           existence during those years.)

                      For each Limitation Year, the defined
contribution denominator increment is the lesser of the following amounts:

                                    (1)the product of 1.25
multiplied by the maximum dollar limitation for the
                Limitation Year concerned, as provided under
Code Section 415, or
            (2)the product of 1.4 multiplied by the applicable
amount to be taken into                               account
according to the percentage of compensation limit as defined for
this                               purpose under Code Section
415.

                      For purposes of this Section 14.8(c),
amounts allocated, after March 31, 1984, to an
  individual medical account, as defined in Code Section 415(l),
which is part of a                      defined benefit plan
maintained by the Employer are treated as annual additions to a defined contribution plan.  Also, amounts
derived from contributions paid or accrued
after December 31, 1985, which are attributable to
post-retirement medical benefits                      allocated
to the separate account of a Key Employee, as defined in Section
8.4, under                      a welfare benefit fund, as
defined in Code Section 419(e), maintained by the
     Employer, are treated as annual additions to a defined
contribution plan.  In no event                      shall this
be construed as applying the limitations of Code Section
415(c)(1)(B) to                      individual medical accounts
or post-retirement medical benefits.

              (d) With respect to any year ending after December 31, 1982, and at the election of the
 Plan Administrator, the amount taken into account in
determining the denominator of                      the defined
contribution plan fraction with respect to each Participant for
all years                      ending before January 1, 1983,
shall be an amount equal to the product of (1) and (2),
           where

                                    (1)is the denominator of the
defined contribution plan fraction as calculated for
                 the Limitation Year ending in 1982, and

                                    (2)is the Transition
Fraction.

                      Transition Fraction means a fraction the
numerator of which is the lesser of $51,875
or 1.4 multiplied by 25% of the Compensation of the Participant
for the Limitation                      Year ending in 1981 and
the denominator of which is the lesser of $41,500 or 25% of
               the Participant's Compensation for the Limitation Year ending in 1981.

              (e)     For purposes of computing the defined
contribution plan fraction, "Annual Addition"
 shall mean the amount allocated to a Participant's account
during the Limitation Year                      as a result of:

                                    (1)Employer contributions,

                                    (2)Employee contributions,

                                    (3)Forfeitures, and

                                    (4)Amounts described in
Sections 415(l)(1) and 419A(d)(2) of the
                                         Code.

                      The Annual Addition for any Limitation
Year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as an Annual Addition.

                      If the Plan satisfied the applicable
requirements of Section 415 of the Code as in
 effect for all Limitation Years beginning before January 1,
1987, an amount shall be                      subtracted from
the numerator of the defined contribution plan fraction (not
exceeding                      such numerator) as prescribed by
the Secretary of the Treasury so that the sum of the
        defined benefit plan fraction and defined contribution
plan fraction computed under                      Section
415(e)(1) of the Code does not exceed 1.0 for such Limitation
Year.

              Section 14.9. Preservation of Accrued Benefit Under the Tax Equity and Fiscal Responsibility Act of 1982. Notwithstanding the above provisions of this Article 14, if a Participant was a Participant in this Plan before January 1, 1983, the Maximum Annual Benefit shall not be less than the Participant's Accrued Benefit at the close of the 1982 Limitation Year.

              Section 14.10.  Preservation of Accrued Benefit
Under the Tax Reform Act of 1986.

              (a)     This Section 14.10 shall apply to defined
benefit plans that were in existence on May
6, 1986, and that met the applicable requirements of Section 415
of the Code as in                      effect for all Limitation
Years.

              (b)     If the Current Accrued Benefit of an
individual who is a Participant as of the first day
       of the Limitation Year beginning on or after January 1,
1987, exceeds the benefit                      limitations under
Section 415(b) of the Code (as modified by changes made by the
                  Tax Reform Act of 1986) referred to above in
Sections 14.4, 14.5 and 14.6, then, for
purposes of Code Sections 415(b) and (e), the defined benefit
dollar limitation with                      respect to such
individual shall be equal to such Current Accrued Benefit.

ARTICLE 15

DISTRIBUTION REQUIREMENTS

              Section 15.1.  General Rules.

              (a) Except as otherwise provided in Article 5, regarding the joint and survivor annuity requirements, the requirements of this Article shall apply to
any distribution of a                      Participant's
interest and will take precedence over any inconsistent
provisions of this                      Plan.  Unless otherwise
specified, the provisions of this Article apply to calendar
               years beginning after December 31, 1984.

              (b) All distributions required under this Article shall be determined and made in accordance with the Income Tax Regulations under Section
401(a)(9) of the Code,                      including the
minimum distribution incidental benefit requirement of Section
                  1.401(a)(9)-2 of the Income Tax Regulations.

              Section 15.2.  Required Beginning Date.  The
entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's required beginning date.

              Section 15.3.  Limits on Distribution Periods.  As
of the first distribution calendar year, distributions, if not made in a single-sum, may only be made over one of the following periods (or a combination thereof):

              (a)     the life of the Participant,

              (b)     the life of the Participant and a
designated Beneficiary,

              (c) a period certain not extending beyond the life expectancy of the Participant, or

              (d) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

              Section 15.4.  Determination of Amount to be
Distributed Each Year.

              (a)     If the Participant's interest is to be
paid in the form of annuity distributions under the
       Plan, payments under the annuity shall satisfy the following requirements:

                                    (1)the annuity distributions
must be paid in periodic payments made at intervals
                not longer than one year;

                                    (2)the distribution period
must be over a life (or lives) or over a period certain
                    not longer than a life expectancy (or joint life and last survivor expectancy) described in Section 401(a)(9)(A)(ii) or Section
401(a)(9)(B)(iii) of the Code,
whichever is applicable;

                                    (3)the life expectancy (or
joint life and last survivor expectancy) for purposes of
                     determining the period certain shall be
determined without recalculation of life expectancy;

                                    (4)once payments have begun
over a period certain, the period certain may not
              be lengthened even if the period certain is
shorter than the maximum                               permitted;

                                    (5)payments must either be
nonincreasing or increase only as follows:


 (i)with any percentage increase in a specified and generally
recognized                                       cost-of-living
index;


 (ii)to the extent of the reduction to the amount of the
Participant's                                       payments to
provide for a survivor benefit upon death, but only if the
                               Beneficiary whose life was being
used to determine the distribution
       period described in Section 15.3 above dies and the payments continue otherwise in accordance with that Section over the life of the
                                   Participant;


 (iii)to provide cash refunds of Employee contributions upon the
                                      Participant's death; or


 (iv)because of an increase in benefits under the Plan.

                                    (6)If the annuity is a life
annuity (or a life annuity with a period certain not
                 exceeding 20 years), the amount which must be distributed on or before the
Participant's required beginning date (or, in the case of
distributions after the                               death of
the Participant, the date distributions are required to begin
pursuant                               to Section 15.5 below)
shall be the payment which is required for one
           payment interval.  The second payment need not be
made until the end of the                               next
payment interval even if that payment interval ends in the next
calendar                               year.  Payment intervals
are the periods for which payments are received,
             e.g., bimonthly, monthly, semi-annually, or annually.

                               If the annuity is a period
certain annuity without a life contingency (or is a life
                     annuity with a period certain exceeding 20
years) periodic payments for each
distribution calendar year shall be combined and treated as an
annual amount.                                The amount which
must be distributed by the Participant's required beginning
                        date (or, in the case of distributions
after the death of the Participant, the date
         distributions are required to begin pursuant to Section
15.4(a)(5) above) is the                               annual
amount for the first distribution calendar year.  The annual
amount for                               other distribution
calendar years, including the annual amount for the calendar year in which the Participant's
required beginning date (or the date
 distributions are required to begin pursuant to Section 15.5
below) occurs,                               must be distributed
on or before December 31 of the calendar year for which
                     the distribution is required.
          (b) Annuities purchased after December 31, 1988, are subject to the following additional conditions:

                                    (1)Unless the Participant's
Spouse is the designated Beneficiary, if the
         Participant's interest is being distributed in the form
of a period certain                               annuity
without a life contingency, the period certain as of the
beginning of                               the first
distribution calendar year may not exceed the applicable period determined using the table set forth
in Q and A A-5 of Section 1.401(a)(9)-2
    of the Income Tax Regulations.

                                    (2)If the Participant's
interest is being distributed in the form of a joint and
                     survivor annuity for the joint lives of the
Participant and a nonspouse
Beneficiary, annuity payments to be made on or after the
Participant's                               required beginning
date to the designated Beneficiary after the Participant's
                       death must not at any time exceed the
applicable percentage of the annuity
 payment for such period that would have been payable to the
Participant using                               the table set
forth in Q and A A-6 of Section 1.401(a)(9)-2 of the Income Tax
                            Regulations.

              (c) Transitional rule. If payments under an annuity which complies with Section (a)
above begin prior to January 1, 1989, the minimum distribution
requirements in effect                      as of July 27, 1987,
shall apply to distributions from this plan, regardless of
whether                      the annuity form of payment is
irrevocable.  This transitional rule also applies to
        deferred annuity contracts distributed to or owned by
the Employee prior to January                      1, 1989,
unless additional contributions are made under the Plan by the
Employer                      with respect to such contract.

              (d) If the form of distribution is an annuity made in accordance with this Section 15.4, any additional benefits accruing to the Participant after his or
her required beginning                      date shall be
distributed as a separate and identifiable component of the
annuity                      beginning with the first payment
interval ending in the calendar year immediately following the calendar year in which such amount accrues.

              (e)     Any part of the Participant's interest
which is in the form of an individual account
 shall be distributed in a manner satisfying the requirements of
Section 401(a)(9) of the                      Code and the
regulations thereunder.

              Section 15.5.  Death Distribution Provisions.

              (a) Distribution beginning before death. If the Participant dies after distribution of his or her interest has begun, the remaining portion of such
interest will continue to be                      distributed at
least as rapidly as under the method of distribution being used
prior to                      the Participant's death.

              (b) Distribution beginning after death. If the Participant dies before distribution of his or her interest begins, distribution of the Participant's
entire interest shall be completed                      by
December 31 of the calendar year containing the fifth
anniversary of the                      Participant's death
except to the extent that an election is made to receive
distributions                      in accordance with (1) or (2)
below:
(1)if any portion of the Participant's interest is payable to a
designated                               Beneficiary,
distributions may be made over the life or over a period certain not greater than the life
expectancy of the designated Beneficiary commencing
                on or before December 31 of the calendar year
immediately following the                               calendar
year in which the Participant died;

                                    (2)if the designated
Beneficiary is the Participant's surviving Spouse, the date
                        distributions are required to begin in
accordance with (1) above shall not be
   earlier than the later of (1) December 31 of the calendar
year immediately                               following the
calendar year in which the Participant died and (2) December 31 of the calendar year in which the
Participant would have attained Age 70 1/2.

                               The Participant's designated
Beneficiary must elect the method of distribution
              no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this Section, or
(2) December                               31 of the calendar
year which contains the fifth anniversary of the date of
                     death of the Participant.  If the
Participant has no designated Beneficiary, or if
             the designated Beneficiary does not elect a method
of distribution, distribution                               of
the Participant's entire interest must be completed by December
31 of the                               calendar year containing
the fifth anniversary of the Participant's death.

              (c) For purposes of Section 15.5(b) above, if the surviving Spouse dies after the
Participant, but before payments to such Spouse begin, the
provisions of Section                      15.5(b), with the
exception of paragraph (2) therein, shall be applied as if the surviving Spouse were the Participant.

              (d)     For purposes of this Section 15.5, any
amount paid to a child of the Participant will
  be treated as if it had been paid to the surviving Spouse if
the amount becomes                      payable to the surviving
Spouse when the child reaches the age of majority.

              (e) For the purpose of this Section 15.5, distribution of a Participant's interest is considered to begin on the Participant's required beginning date
(or, if Section 15.5(c)                      above is
applicable, the date distribution is required to begin to the
surviving Spouse                      pursuant to Section
15.5(b) above).  If distribution in the form of an annuity
described                      in Section 15.4 above irrevocably
commences to the Participant before the required
    beginning date, the date distribution is considered to begin
is the date distribution                      actually commences.

              Section 15.6.  Definitions

              (a) Applicable life expectancy. The life expectancy (or joint and last survivor expectancy) calculated using the attained Age of the Participant
(or designated                      Beneficiary) as of the
Participant's (or designated Beneficiary's) birthday in the
               applicable calendar year reduced by one for each
calendar year which has elapsed                      since the
date life expectancy was first calculated.  If life expectancy
is being                      recalculated, the applicable life
expectancy shall be the life expectancy as so
 recalculated.  The applicable calendar year shall be the first
distribution calendar year,                      and if life
expectancy is being recalculated such succeeding calendar year.
If annuity                      payments commence before the
required beginning date, the applicable calendar year
         is the year such payments commence.  If distribution is
in the form of an immediate                      annuity
purchased after the Participant's death with the Participant's
remaining                      interest, the applicable calendar
year is the year of purchase.

              (b)     Designated Beneficiary.  The individual
who is designated as the Beneficiary under
the plan in accordance with Section 401(a)(9) of the Code and
the regulations                      thereunder.

              (c) Distribution calendar year. A calendar year for which a minimum distribution is required.  For distributions beginning before the Participant's
death, the first                      distribution calendar year
is the calendar year immediately preceding the calendar year which contains the Participant's required
beginning date.  For distributions beginning
after the Participant's death, the first distribution calendar
year is the calendar year in                      which
distributions are required to begin pursuant to Section 15.5 above.

              (d)     Life expectancy.  Life expectancy and
joint and last survivor expectancy are computed
   by use of the expected return multiples in Tables V and VI of
Section 1.72-9 of the                      Income Tax
Regulations.

                      Unless otherwise elected by the
Participant (or Spouse in the case of distributions
       described in Section 15.5(b)(2) above) by the time
distributions are required to begin,                      life
expectancies shall be recalculated annually.  Such election
shall be irrevocable as                      to the Participant
(or Spouse) and shall apply to all subsequent years.  The life expectancy of a nonspouse Beneficiary may not be recalculated.

              (e)     Required beginning date.

                                    (1)General rule.  The
required beginning date of a Participant is the first day of
                         April of the calendar year following
the calendar year in which the Participant attains Age 70 1/2.

                                    (2)Transitional rule.  The
required beginning date of a Participant who attains
                 Age 70 1/2 before January 1, 1988, shall be
determined in accordance with                               (A)
or (B) below:


 (A)Non-5-percent owners.  The required beginning date of a
Participant                                       who is not a
"5-percent owner" (as defined in (3) below) is the first
                             day of April of the calendar year
following the calendar year in which
         the later of retirement or attainment of Age 70 1/2 occurs.


 (B)5-percent owners.  The required beginning date of a
Participant who is                                       a
5-percent owner during any year beginning after December 31,
                                 1979, is the first day of April
following the later of:


                                        (i)the calendar year in
which the Participant attains Age 70 1/2,
                       or


                                        (ii)the earlier of the
calendar year with or within which ends the
                         Plan Year in which the Participant
becomes a 5-percent
 owner, or the calendar year in which the Participant retires.
                                              The required
beginning date of a Participant who is not a 5-percent
                           owner who attains Age 70 1/2 during
1988 and who has not retired as
    of January 1, 1989, is April 1, 1990.

                                    (3)5-percent owner.  A
Participant is treated as a 5-percent owner for purposes
                     of this Section if such Participant is a
5-percent owner as defined in Section
  416(i) of the Code (determined in accordance with Section 416
but without                               regard to whether the
plan is top-heavy) at any time during the plan year
                ending with or within the calendar year in which
such owner attains Age 66                               1/2 or
any subsequent Plan Year.

                                    (4)Once distributions have
begun to a 5-percent owner under this Section, they
                must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

                                    (5)Plans maintained by
governments and churches.  In the case of a
        governmental plan (as defined in Section 414(d) of the
Code) or plans                               maintained by a
church (as defined in Sections 3121(w)(3)(A) or
            3121(w)(3)(B) of the Code), the required beginning
date shall be the later of                               the
date determined under the preceding provisions of Section
15.6(e) or April                               1 of the calendar
year following the calendar year in which the Employee
                   retires.

              (f)     Participant.  Participant shall be as
defined in Article 2 and shall for the purposes of
      this Article 15 also include the term Inactive
Participant, where appropriate.

              Section 15.7.  Transitional Rule.

              (a) Notwithstanding the other requirements of this Article and subject to the requirements of Article 5 regarding joint and survivor annuity requirements,
distribution on behalf                      of any Employee,
including a 5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

                                    (1)The distribution by the
Trust is one which would not have disqualified such
                Trust under Section 401(a)(9) of the Internal
Revenue Code as in effect prior                               to
amendment by the Deficit Reduction Act of 1984.

                                    (2)The distribution is in
accordance with a method of distribution designated by
                   the Employee whose interest in the Trust is being distributed or, if the
Employee is deceased, by a Beneficiary of such Employee.

                                    (3)Such designation was in
writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984.

                                    (4)The Employee had accrued
a benefit under the Plan as of December 31, 1983.

                                    (5)The method of
distribution designated by the Employee or the Beneficiary
                       specifies the time at which distribution
will commence, the period over which
 distributions will be made, and in the case of any distribution
upon the                               Employee's death, the
Beneficiaries of the Employee listed in order of
             priority.

              (b)     A distribution upon death will not be
covered by this transitional rule unless the
information in the designation contains the required information
described above with                      respect to the
distributions to be made upon the death of the Employee.

              (c)     For any distribution which commences
before January 1, 1984, but continues after
December 31, 1983, the Employee, or the Beneficiary, to whom
such distribution is                      being made, will be
presumed to have designated the method of distribution under which the distribution is being made if the
method of distribution was specified in
writing and the distribution satisfies the requirements in
subsections 15.7(a)(1) and                      (5).

              (d)     If a designation is revoked any subsequent
distribution must satisfy the requirements
of Section 401(a)(9) of the Code and the regulations thereunder.
If a designation is                      revoked subsequent to
the date distributions are required to begin, the Trust must distribute by the end of the calendar year
following the calendar year in which the
revocation occurs the total amount not yet distributed which
would have been required                      to have been
distributed to satisfy Section 401(a)(9) of the Code and the
regulations                      thereunder, but for the Section
242(b)(2) election.  For calendar years beginning after
           December 31, 1988, such distributions must meet the
minimum distribution incidental                      benefit
requirements in Section 1.401(a)(9)-2 of the Income Tax
Regulations.  Any                      changes in the
designation will be considered to be a revocation of the
designation.                       However, the mere
substitution or addition of another Beneficiary (one not named
in                      the designation) under the designation
will not be considered to be a revocation of the
    designation, so long as such substitution or addition does
not alter the period over                      which
distributions are to be made under the designation, directly or
indirectly (for                      example, by altering the
relevant measuring life).  In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q and A J-2 and Q and A J-3 of Section 1.401(a)(9)-1 of the Income Tax Regulations shall apply.

              Section 15.8. Compliance with Section 401(a)(14) of the Code. Benefits under this Plan must begin, unless the Participant elects otherwise, no later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

              (1)     the Participant attains Normal Retirement
Age,

              (2)     the Participant terminates his Service
with the Employer, or

              (3) the tenth anniversary of the year in which the Participant commences participation in the Plan.
ARTICLE 16                                                DIRECT
ROLLOVER ELECTIONS

              Section 16.1.  This Article applies to
distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

              Section 16.2.  Definitions.                (a)
Eligible rollover distribution:  An eligible rollover
distribution is any distribution of                      all or
any portion of the balance to the credit of the distributee,
except that an eligible                      rollover
distribution does not include:  any distribution that is one of
a series of                      substantially equal periodic
payments (not less frequently than annually) made for the
             life (or life expectancy) of the distributee or the joint lives (or joint life expectancy) of the distributee and the distributee's designated beneficiary, or
for a specified period of                      ten years or
more; any distribution to the extent such distribution is
required under                      Section 401(a)(9) of the
Code; and the portion of any distribution that is not
         includable in gross income (determined without regard
to the exclusion for net                      unrealized
appreciation with respect to employer securities).

              (b) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual
retirement annuity                      described in Section
408(b) of the Code, an annuity plan described in Section 403(a)
                   of the Code, or a qualified trust described
in Section 401(a) of the Code, that accepts
the distributee's eligible rollover distribution.  However, in
the case of an eligible                      rollover
distribution to the surviving spouse, an eligible retirement
plan is an                      individual retirement account or
individual retirement annuity.

              (c) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the
employee's or former                      employee's spouse or
former spouse who is the alternate payee under a qualified
              domestic relations order, as defined in Section
414(p) of the Code; are distributees                      with
regard to the interest of the spouse or former spouse.

              (d) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

              Section 16.3.  Additional Direct Rollover Rules.
The following additional rules apply to the Plan in addition to the model language provided above.

              (a) A distributee may elect a complete direct rollover with respect to all of the distribution or a partial direct rollover with respect to a
portion of the distribution and                      the
remainder will be paid directly to the distributee.  The amount
of a partial direct                      rollover must be at
least $500.                         (b)     A distributee who is
entitled to elect a direct rollover with respect to any or any portion of a distribution but who does not make any election shall be deemed to have rejected the direct rollover option.

              (c) A distribution of less than $200 that would otherwise be an eligible rollover distribution shall not be an eligible rollover distribution if
it is reasonable to expect                      that all such
distributions to the distributee from the Plan during the same
calendar                      year will total $200 or less.

              (d)     This rules of this Article shall be
administered in compliance with regulations issued
      by the Internal Revenue Service under Sections 401(a)(31),
402(c)402(f) and 3405(c)                      of the Code, and
such regulations are hereby specifically incorporated by
reference.              IN WITNESS WHEREOF, the Peoples Bancorp
Inc. Retirement Plan is, by the authority of the Board of Directors of the Employer, executed on behalf of the Employer, the 19th day of August, 1993.



PEOPLES BANCORP, INC.

ROBERT E. EVANS
Robert E. Evans

Authorized Officer

Robert E. Evans
President and Chief Executive Officer




ATTEST:

Charles R. Hunsaker